WEALTH BUILDING OPPORTUNITY


ONE FUND(SM)
SEMI-ANNUAL REPORT



DECEMBER 31, 2000

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

Thank you for being a shareholder in the ONE Fund. All of us here appreciate your support. We are pleased to provide you with an update of ONE Fund's performance and investment activity for the six months ending December 2000. We are committed to serving ONE Fund shareholders through adherence to fundamental investment principles: careful selection and consistent professional management.

The Market Strikes Back
The year 2000 proved to be a tumultuous one for the stock market. Not in the way many thought, with a climactic crash at midnight of January 1, but in a series of valleys throughout the course of the year. Market weakness focused on technology stocks, specifically those that did not have earnings to support their prices. At the end of the year the tech-heavy Nasdaq index was down a stunning 39.27%, its worst year ever. International stocks, which had a tremendous 1999, suffered in 2000 as well. A combination of falling overseas markets and a strong dollar proved too much for most foreign investors. The technology collapse affected other parts of the domestic market as well but there were a few bright spots. The healthcare, biotechnology, energy and financial sectors all did well.

The Importance of Diversification
Last year we discussed the importance of diversification within an investment portfolio, and it is important to make the point again this year. While 1999 proved to be beneficial to growth and international portfolios, 2000 proved to be the opposite. We caution investors not to read too much into one or even two years' worth of returns. Markets fluctuate and sectors move in and out of favor. Rather than pursuing last year's winners we encourage you to take a long-term approach and work out a diversified investment plan that takes into account your risk tolerance.

In Closing
Information on your investments is contained in the following pages. Please contact your registered representative for additional information on the investment opportunities available in ONE Fund. As your needs change over time, he or she stands ready to serve you.

Thank you again for the confidence you have placed in ONE Fund as you pursue your wealth building endeavors. Be assured that we will continue to make every effort to merit your confidence and continued business.

Best regards,

JOHN J. PALMER
John J. Palmer, FSA, MAAA

President and Director, ONE Fund, Inc.
--------------------------------------------------------------------------------

Directors & Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
William J. Hilbert, Jr., Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of ONE Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 2/00

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (11.8%)
$458,000   American Honda Finance 6.500%
            01/26/01............................  $   455,933
 200,000   Ford Motor Credit 6.410% 01/11/01....      199,644
 492,000   Ford Motor Credit 6.570% 01/11/01....      491,102
 250,000   General Motors Acceptance Corp.
            5.500% 01/02/01.....................      249,962
 539,000   General Motors Acceptance Corp.
            6.510% 01/25/01.....................      536,661
                                                  -----------
                                                    1,933,302
                                                  -----------
           CHEMICALS (7.4%)
 800,000   Dupont El Nemour 6.270% 01/31/01.....      795,820
 426,000   PPG Industries 6.570% 01/05/01.......      425,689
                                                  -----------
                                                    1,221,509
                                                  -----------
           COMPUTER & RELATED (4.4%)
 731,000   IBM Credit Corp. 6.560% 01/04/01.....      730,600
                                                  -----------
           CONSUMER PRODUCTS (2.6%)
 431,000   Eastman Kodak 6.450% 02/23/01........      426,907
                                                  -----------
           DRUGS (3.6%)
 599,000   Merck & Co. 6.500% 01/30/01..........      595,864
                                                  -----------
           FINANCIAL SERVICES (31.4%)
 460,000   Allmerica Finance Corp. 6.530%
            02/13/01............................      456,412
 730,000   American Express Credit 6.480%
            01/19/01............................      727,635
 242,000   American General Corp. 6.000%
            02/01/01............................      240,750
 438,000   American General Finance Corp. 6.560%
            01/03/01............................      437,840
 747,000   Associates Corp. 6.530% 01/08/01.....      746,052
 578,000   CIT Group 6.560 01/10/01.............      577,052
 157,000   G.E. Capital 6.340% 01/24/01.........      156,364
 570,000   G.E. Capital 6.460% 01/24/01.........      567,647
 669,000   Merrill Lynch & Co. 6.500%
            01/23/01............................      666,342
 587,000   USAA Capital Corp. 6.500% 01/08/01...      586,258
                                                  -----------
                                                    5,162,352
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FOOD & BEVERAGES (11.4%)
$460,000   American Home Products 6.521%
            01/17/01............................  $   458,667
 652,000   Coca Cola Co. 6.440% 01/22/01........      649,551
 756,000   Fortune Brands 6.550% 01/18/01.......      753,662
                                                  -----------
                                                    1,861,880
                                                  -----------
           INSURANCE SERVICES (4.7%)
 771,000   Prudential Funding 6.430% 01/29/01...      767,144
                                                  -----------
           MACHINERY (4.4%)
 300,000   John Deere Capital 6.530% 01/12/01...      299,401
 431,000   John Deere Capital 6.570% 01/02/01...      430,921
                                                  -----------
                                                      730,322
                                                  -----------
           MEDIA & PUBLISHING (3.7%)
 605,000   Gannett Co. 6.500% 01/16/01..........      603,361
                                                  -----------
           OIL, ENERGY & NATURAL GAS (10.3%)
 631,000   Consolidated Natural Gas 6.800%
            01/09/01............................      630,047
 455,000   Dixie Pipeline 6.600% 01/09/01.......      454,333
 605,000   Questar Corp. 6.580% 01/05/01........      604,558
                                                  -----------
                                                    1,688,938
                                                  -----------
           RETAIL (4.6%)
 760,000   Sears Roebuck 6.600% 01/12/01........      758,467
                                                  -----------
           TOTAL SHORT-TERM NOTES (100.3%) (COST
            $16,480,646)........................  $16,480,646
                                                  -----------
           TOTAL HOLDINGS (100.3%) (COST
            $14,974,578) (a)....................  $16,480,646
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.3%).................      (40,954)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $16,439,692
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at amortized
    cost (note 1)...........................  $16,480,646
  Cash in bank..............................          464
  Receivable for fund share sold............       32,458
  Other.....................................        2,815
                                              -----------
    Total assets............................   16,516,383
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        3,211
  Payable for investment management
    services................................        2,080
  Accrued 12b-1 fees (note 6)...............        5,263
  Other accrued expenses....................       35,441
  Dividends payable.........................       30,696
                                              -----------
    Total liabilities.......................       76,691
                                              -----------
Net assets at market value..................  $16,439,692
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $    16,440
  Paid-in capital in excess of par value....   16,423,252
                                              -----------
Net assets at market value..................  $16,439,692
                                              ===========
Shares outstanding..........................   16,440,023
Net asset value per share...................  $      1.00
                                              ===========
Maximum offering price per share............  $      1.00
                                              ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest.....................................  $501,934
                                                 --------
Expenses:
  Management fees (note 3).....................    22,662
  12b-1 fees (note 6)..........................    11,331
  Custodian fees (note 3)......................     2,593
  Directors' fees (note 3).....................     1,620
  Professional fees............................     4,445
  Transfer agent & accounting fees.............    31,931
  Filing fees..................................     9,742
  Printing, proxy and postage fees.............     3,605
  Other........................................     1,650
                                                 --------
    Total expenses.............................    89,579
                                                 --------
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................   (11,331)
                                                 --------
      Net expenses.............................    78,248
                                                 --------
    Net investment income......................   423,686
                                                 --------
    Net increase in net assets from
      operations...............................  $423,686
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED          YEAR ENDED
                                                              DECEMBER 31, 2000   JUNE 30, 2000
                                                              -----------------   -------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $   423,686      $    794,616
                                                                 -----------      ------------
      Net increase in assets from operations................         423,686           794,616
                                                                 -----------      ------------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (423,686)         (794,902)
                                                                 -----------      ------------
From capital share transactions (note 4):
  Received from shares sold.................................       7,252,562        15,978,751
  Received from dividends reinvested........................         223,084           522,996
  Paid for shares redeemed..................................      (5,970,475)      (18,332,581)
                                                                 -----------      ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       1,505,171        (1,830,834)
                                                                 -----------      ------------
         Increase (decrease) in net assets..................       1,505,171        (1,831,120)
Net assets:
  Beginning of period.......................................      14,934,521        16,765,641
                                                                 -----------      ------------
  End of period.............................................     $16,439,692      $ 14,934,521
                                                                 ===========      ============

 FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS                  YEARS ENDED JUNE 30,
                                                                    ENDED           ---------------------------------------
                                                              DECEMBER 31, 2000      2000       1999       1998       1997
                                                              -----------------     ------     ------     ------     ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $ 1.00           $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment operations:
  Net investment income.....................................         0.03             0.05       0.04       0.05       0.05
Less distributions:
  Distributions from net investment income..................        (0.03)           (0.05)     (0.04)     (0.05)     (0.05)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $ 1.00           $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                                   ======           ======     ======     ======     ======
Total return................................................         2.85%(b)         4.98%      4.44%      4.87%      4.77%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.05%(a)         0.94%      0.88%      0.88%      0.80%
  Net investment income.....................................         5.66%(a)         4.83%      4.36%      4.81%      4.71%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.20%(a)         1.08%      1.03%      1.03%      1.04%
Net assets at end of period (millions)......................       $ 16.4           $ 14.9     $ 16.8     $ 16.4     $ 14.4

---------------

(a) Annualized.

(b) Calculated on an aggregate basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     5.31%           2.15%
Three-year                   3.69%           2.65%
Five-year                    4.76%           4.13%
Since inception
  (8/18/92)                  5.44%           5.06%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

Concerns about slowing economic growth, combined with an unexpectedly high number of credit problems caused spreads to widen dramatically in 2000. Investment grade corporate bonds posted their worst performance relative to Treasuries since 1981. The ONE Fund Income Portfolio, which consists primarily of corporate bonds with an average rating of BBB, did not perform well relative to its benchmark. It posted a total return of 5.31% for the year ended December 31, 2000, versus 10.12% by its benchmark index, the Lehman Brothers Government/Corporate Index Intermediate. The Federal Reserve recently cut interest rates and indicated that it is prepared to cut rates further, thus lessening the probability of a recession. We believe that corporate spreads will tighten in 2001, resulting in improved performance for the ONE Fund Income Fund.

 CHANGE IN VALUE OF $10,000 INVESTMENT [LINE GRAPH]

                                                            INCOME PORTFOLIO (WITH MAX. SALES
                                                              CHARGE) (COMMENCED OPERATIONS     LEHMAN BROS. GOVT./CORPORATE BOND
                                                                    AUGUST 18, 1992)                  INDEX - INTERMEDIATE
                                                            ---------------------------------   ---------------------------------
8/92                                                                     9700.00                            10000.00
'92                                                                      9757.20                            10100.00
                                                                        10826.60                            10721.20
'93                                                                     11050.70                            10980.60
                                                                        10408.70                            10690.70
'94                                                                     10449.30                            10766.60
                                                                        11620.60                            11799.10
'95                                                                     12201.70                            12413.90
                                                                        12150.40                            12387.80
'96                                                                     12771.30                            12916.80
                                                                        13158.30                            13282.30
'97                                                                     13809.60                            13933.10
                                                                        14281.90                            14411.10
'98                                                                     14738.90                            15101.30
                                                                        14659.30                            15013.80
'99                                                                     14619.80                            15159.40
                                                                        14915.10                            15646.00
'00                                                                     15395.40                            16691.20

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 BONDS AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  US Treasury Note 6.375% 08/15/02         15.9
 2.  Texas Utilities Electric Co. 7.48%
       01/01/17                                5.5
 3.  Delta Airlines 7.70% 12/15/01             5.2
 4.  ITT Destinations 6.75% 11/15/05           5.0
 5.  Watson Pharmaceuticals, Inc.
       7.125% 5/15/08                          4.9
 6.  Mirage Resorts Inc. 6.75% 02/01/08        4.9
 7.  El Paso Electric Co. 8.9% 02/01/06        4.7
 8.  ITT Rayonier, Inc. 7.50% 10/15/02         4.4
 9.  IBM Corp. 7.25% 11/01/02                  4.4
10.  ITT Rayonier Inc. 7.5% 10/15/02           4.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  US Treasury Note                         16.0
 2.  Utilities                                15.3
 3.  Hotel/Lodging                            13.3
 4.  Transportation and Equipment             11.8
 5.  Chemicals                                 5.9

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           GOVERNMENT (16.0%)
$900,000   U.S. Treasury Note 6.375% 08/15/02....  $  915,760
                                                   ----------
           CHEMICALS (5.9%)
 250,000   Lyondell Chemicals Inc. (144A) 9.625%
            05/01/07.............................     243,125
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................      97,500
                                                   ----------
                                                      340,625
                                                   ----------
           COMMUNICATIONS (1.9%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     106,997
                                                   ----------
           COMPUTER & RELATED (4.4%)
 250,000   IBM Corp. 7.250% 11/01/02.............     253,125
                                                   ----------
           DRUGS (4.9%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     281,305
                                                   ----------
           FOOD & RELATED (3.8%)
 250,000   IBP Inc. 7.950% 02/01/10..............     215,211
                                                   ----------
           FORESTRY & PAPER PRODUCTS (4.4%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     255,203
                                                   ----------
           HOTEL/LODGING (13.3%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     191,263
 300,000   ITT Destinations Inc. 6.750%
            11/15/05.............................     291,797
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     280,643
                                                   ----------
                                                      763,703
                                                   ----------
           MEDICAL & RELATED (4.2%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     240,272
                                                   ----------
           OIL, ENERGY & NATURAL GAS (5.2%)
 200,000   PDV America, Inc. 7.875% 08/01/03.....     195,334
 100,000   Seagull Energy 7.875% 08/01/03........     100,970
                                                   ----------
                                                      296,304
                                                   ----------
           REAL ESTATE (3.5%)
 200,000   Avalon Properties Inc. 7.375%
            09/15/02.............................     202,545
                                                   ----------
           TRANSPORTATION & EQUIPMENT (11.8%)
 200,000   ABC Rail Product Corp. 8.750%
            12/01/04.............................     127,000
 300,000   Delta Airlines 7.700% 12/15/05........     297,026
 250,000   Illinois Central Gulf Railroad 6.750%
            05/15/03.............................     255,011
                                                   ----------
                                                      679,037
                                                   ----------

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           UTILITIES (15.3%)
$250,000   El Paso Electric Co. 8.900%
            02/01/06.............................  $  270,812
 200,000   Niagra Mohawk Power Corp. 7.750%
            10/01/08.............................     209,046
  98,975   Puget Power 6.450% 04/11/05...........      81,271
 300,000   Texas Utilities Electric 7.480%
            01/01/17.............................     315,749
                                                   ----------
                                                      876,878
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (94.6%)
            (COST $5,710,333)....................  $5,426,965
                                                   ----------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             UTILITIES (3.1%)
     7,000   CL & P Capital 9.3% Ser. A.........  $   175,874
                                                  -----------
             TOTAL PREFERRED STOCK (3.1%) (COST
              $175,000).........................  $   175,874
                                                  -----------

  FACE                                               MARKET
 AMOUNT    SHORT-TERM NOTES                          VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (1.3%)
$ 77,000   Firstar 4.250% 01/02/01 repurchase
            price $77,036 collateralized by FHLMC
            certificates due 06-05-06 (Cost
            $77,000).............................  $   77,000
                                                   ----------
           TOTAL SHORT-TERM NOTES (1.3%)
            (COST $77,000).......................  $   77,000
                                                   ----------
           TOTAL HOLDINGS (99.0%)
            (COST $5,962,333) (a)................  $5,679,839
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (1.0%)...............................      60,570
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $5,740,409
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $243,125 or 4.2% of net assets.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $5,962,333)...............  $5,679,839
  Cash in bank...............................         105
  Dividends & accrued interest receivable....     112,690
  Other......................................       5,261
                                               ----------
    Total assets.............................   5,797,895
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       1,401
  Accrued 12b-1 fees (note 6)................       2,851
  Other accrued expenses.....................      28,252
  Dividends payable..........................      24,982
                                               ----------
    Total liabilities........................      57,486
                                               ----------
Net assets at market value...................  $5,740,409
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      619
  Paid-in capital in excess of par value.....   6,045,601
  Accumulated net realized loss on
    investments..............................     (23,317)
  Net unrealized depreciation on
    investments..............................    (282,494)
                                               ----------
Net assets at market value...................  $5,740,409
                                               ==========
Shares outstanding...........................     618,644
Net asset value per share....................  $     9.28
                                               ==========
Maximum offering price per share
  ($9.28/97%)................................  $     9.57
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest.....................................  $226,156
                                                 --------
Expenses:
  Management fees (note 3).....................    14,326
  12b-1 fees (note 6)..........................     7,229
  Custodian fees (note 3)......................     2,496
  Directors' fees (note 3).....................       604
  Professional fees............................     2,598
  Transfer agent & accounting fees.............    17,150
  Filing fees..................................     3,635
  Printing, proxy and postage fees.............     1,344
  Other........................................       433
                                                 --------
    Total expenses.............................    49,815
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................    (4,512)
                                                 --------
      Net expenses.............................    45,303
                                                 --------
    Net investment income......................   180,853
                                                 --------
Unrealized gain on investments:
  Net increase in unrealized appreciation on
    investments................................     1,237
                                                 --------
    Net gain on investments....................     1,237
                                                 --------
    Net increase in net assets from
      operations...............................  $182,090
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED          YEAR ENDED
                                                              DECEMBER 31, 2000   JUNE 30, 2000
                                                              -----------------   -------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $  180,853        $   376,207
  Realized gain on investments..............................              0             12,371
  Unrealized gain (loss) on investments.....................          1,237           (284,124)
                                                                 ----------        -----------
      Net increase in assets from operations................        182,090            104,454
                                                                 ----------        -----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................       (180,853)          (376,207)
                                                                 ----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................         13,876             15,345
  Received from merger......................................              0          6,231,363
  Received from dividends reinvested........................         27,774             65,063
  Paid for shares redeemed..................................       (124,953)        (6,581,977)
                                                                 ----------        -----------
      Decrease in net assets derived from capital share
       transactions.........................................        (83,303)          (270,206)
                                                                 ----------        -----------
         Decrease in net assets.............................        (82,066)          (541,959)
Net assets:
  Beginning of period.......................................      5,822,475          6,364,434
                                                                 ----------        -----------
  End of period.............................................     $5,740,409        $ 5,822,475
                                                                 ==========        ===========

 FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS                  YEARS ENDED JUNE 30,
                                                                    ENDED           ---------------------------------------
                                                              DECEMBER 31, 2000      2000       1999       1998       1997
                                                              -----------------     ------     ------     ------     ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $ 9.28           $ 9.69     $ 9.99     $ 9.75     $ 9.59
Income (loss) from investment operations:
  Net investment income.....................................         0.29             0.57       0.57       0.59       0.61
  Net realized & unrealized gain (loss) on investments......         0.00            (0.41)     (0.30)      0.24       0.16
                                                                   ------           ------     ------     ------     ------
    Total income from investment operations.................         0.29             0.16       0.27       0.83       0.77
                                                                   ------           ------     ------     ------     ------
Less distributions:
  Distributions from net investment income..................        (0.29)           (0.57)     (0.57)     (0.59)     (0.61)
  Distributions from net realized capital gains.............         0.00             0.00       0.00       0.00       0.00
                                                                   ------           ------     ------     ------     ------
    Total distributions.....................................        (0.29)           (0.57)     (0.57)     (0.59)     (0.61)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $ 9.28           $ 9.28     $ 9.69     $ 9.99     $ 9.75
                                                                   ======           ======     ======     ======     ======
Total return................................................         3.21%(b)         1.75%      2.65%      8.56%      8.26%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.58%(a)         1.51%      1.40%      1.39%      1.21%
  Net investment income.....................................         6.31%(a)         6.01%      5.70%      5.91%      6.29%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.74%(a)         1.66%      1.55%      1.54%      1.51%
Portfolio turnover rate.....................................            0%              10%         4%        40%        10%
Net assets at end of period (millions)......................       $  5.7           $  5.8     $  6.4     $  6.9     $  6.6

---------------

(a) Annualized.

(b) Calculated on an aggregate basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                      (5.66)%       (10.71)%
Three-year                     2.84%          0.97%
Five-year                      9.12%          7.93%
Since inception
  (8/18/92)                   10.16%          9.43%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income & Growth Portfolio was unable to hang onto its gains through the first half of the year and ended up giving it all back and more. For calendar year 2000, the portfolio was down -5.66% vs. -9.10% for the S&P 500. The fund under-performed due to its investments in faster-growing technology companies. The NASDAQ was down -37.65% during the second half of 2000 and this impacted the portfolio immensely. The fund's performance was softened somewhat by its fixed income securities but not enough to over take the poor performance of its equity investments. The fund was approximately 80% equities, 15% bonds and 5% cash at the end of the year.

Management is working to improve relative performance as compared to the broader market and has reduced the over-weighting in some technology companies. The fund is now under-weighted in technology companies but does maintain exposure to this sector. We are inclined to keep a select over-weight in a number of the growth companies as deemed prudent. We feel that the fund will benefit in the long run from having faster-growing companies that lead their respective industries. This strategy will tend to have periods of over and under performance during any short-term measurement period.

At the end of 2000, the portfolio had an over-weighting in capital goods, energy and utilities. The market plunge during the fall has provided numerous opportunities for new investments of which we are regularly reviewing.

We are cautiously optimistic for 2001. Many companies have pre-announced negative earnings for the 4(th) quarter of 2000 and prospects for any earnings growth for the first half of 2001 look bleak. If the market is to improve, it will need a fair amount of help from the Federal Reserve in the form of much lower interest rates. This combined with gradual earnings improvement throughout the year should allow for a return to positive stock performance. We thank you for your continued support and hope to report improved performance in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT [LINE GRAPH]

                                                              INCOME & GROWTH PORTFOLIO (WITH
                                                               MAX. SALES CHARGE) (COMMENCED     RUSSELL 300 GOVERNMENT/CORPORATE
                                                                OPERATIONS AUGUST 18, 1992)            INT. COMBINED INDEX
                                                              -------------------------------    --------------------------------
8/92                                                                       9500.00                           10000.00
'92                                                                        9487.70                           10622.90
                                                                          10686.90                           11191.40
'93                                                                       11146.40                           11710.60
                                                                          10766.30                           11261.30
'94                                                                       11066.70                           11658.10
                                                                          12856.20                           13566.90
'95                                                                       13796.00                           15175.00
                                                                          14725.80                           16212.80
'96                                                                       15976.10                           17655.30
                                                                          18016.20                           20000.10
'97                                                                       19635.90                           21950.30
                                                                          20682.50                           24482.40
'98                                                                       20359.80                           26153.90
                                                                          21660.80                           28188.10
'99                                                                       22637.70                           32392.10
                                                                          24385.30                           32919.40
'00                                                                       21356.70                           31650.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Tyco Intl Ltd.                            4.8
 2.  CitiGroup                                 4.0
 3.  Texas Instruments Inc.                    3.6
 4.  American Int'l                            3.5
 5.  Coastal Corp                              3.4
 6.  General Electric Co.                      2.9
 7.  PDV America, Inc. 7.875% 8/1/03           2.8
 8.  Apache Corp                               2.7
 9.  Williams Cos, Inc.                        2.7
10.  Schlumberger LTD                          2.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Oil, Energy and Natural Gas              15.7
 2.  Telecommunications Equipment              6.7
 3.  Electronics/Semiconductors                6.6
 4.  Financial Services                        6.1
 5.  Security Systems                          4.9

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                    MARKET
 SHARES                COMMON STOCKS                 VALUE
-------------------------------------------------------------
           ADVERTISING (1.5%)
   2,505   WPP Group ADR (UK) ..................  $   157,345
                                                  -----------
           BROADCAST RADIO & TV (1.3%)
   6,000   *General Motors CL H ................      138,000
                                                  -----------
           BANKING (1.3%)
   3,000   Chase Manhattan Corp. ...............      136,313
                                                  -----------
           COMMUNICATIONS (1.4%)
   8,000   *ADC Telecommunications Inc. ........      145,000
                                                  -----------
           COMPUTER & RELATED (4.6%)
   3,000   *EMC Corp. Mass .....................      199,500
   2,000   Hewlett Packard Co. .................       63,125
   2,500   International Business Machines .....      212,500
                                                  -----------
                                                      475,125
                                                  -----------
           CONGLOMERATE (2.9%)
   6,300   General Electric Co. ................      302,006
                                                  -----------
           DIVERSIFIED MANUFACTURING (1.8%)
   4,000   Textron Inc. ........................      186,000
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (6.6%)
   2,000   CTS Corp. ...........................       72,875
   1,000   Kyocera Corp. ADR (Japan) ...........      106,188
   4,000   Intel Corp. .........................      121,000
   8,000   Texas Instruments Inc. ..............      379,000
                                                  -----------
                                                      679,063
                                                  -----------
           FINANCIAL SERVICES (6.1%)
   8,000   Citigroup ...........................      408,500
   4,000   Household Intl. Inc. ................      220,000
                                                  -----------
                                                      628,500
                                                  -----------
           FOOD & BEVERAGES (4.1%)
   5,000   Archer Daniels Midland ..............       75,000
   3,000   Coca-Cola Co. .......................      182,813
  10,000   Dole Food Co. .......................      163,750
                                                  -----------
                                                      421,563
                                                  -----------
           HEALTH CARE PRODUCTS (4.1%)
   4,000   Johnson & Johnson ...................      420,250
                                                  -----------
           INSURANCE SERVICES (3.5%)
   3,687   American Intl. Group ................      363,400
                                                  -----------
           MEDICAL & RELATED (2.1%)
   2,500   Baxter International Inc. ...........      220,781
                                                  -----------
           MULTIMEDIA (1.7%)
   3,689   *Viacom Inc. CL B ...................      172,461
                                                  -----------
           OIL, ENERGY & NATURAL GAS (15.7%)
   4,000   Apache Corp. ........................      280,250
   3,000   Enron Corp. .........................      249,375
   3,000   Exxon Mobil Corp. ...................      260,812
   5,000   Halliburton .........................      181,250
   3,500   *Rowan Cos. Inc. ....................       94,500
   3,350   Schlumberger Ltd. ...................      267,791
   7,000   Williams Cos. Inc. ..................      279,562
                                                  -----------
                                                    1,613,540
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCKS                 VALUE
-------------------------------------------------------------
           RETAIL (2.5%)
   6,000   Radioshack Corp. ....................  $   256,875
                                                  -----------
           SECURITY SYSTEMS/SERVICES (4.9%)
   9,000   Tyco International Ltd. .............      499,500
                                                  -----------
           TELECOMMUNICATIONS EQUIPMENT (6.7%)
   9,000   Motorola Inc. .......................      182,250
   4,000   Nortel Networks Corp. ...............      128,250
   6,000   Scientific Atlanta Inc. .............      195,375
   4,000   Telefonos De Mexico ADR .............      180,500
                                                  -----------
                                                      686,375
                                                  -----------
           UTILITIES (3.4%)
   4,000   Coastal Corp. .......................      353,250
                                                  -----------
           TOTAL COMMON STOCKS (76.2%) (COST
            $6,379,336).........................  $ 7,855,347
                                                  -----------

                                                    MARKET
 SHARES             DEPOSITORY RECEIPTS              VALUE
-------------------------------------------------------------
   1,500   S&P 500 Depository Receipt ..........  $   196,781
                                                  -----------
           TOTAL DEPOSITORY RECEIPTS (1.9%)
            (COST $207,227).....................  $   196,781
                                                  -----------

                                                    MARKET
 SHARES              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (1.1%)
   4,000   National Australia Bank Ltd. Conv ...  $   114,500
                                                  -----------
           TOTAL PREFERRED STOCKS (1.1%) (COST
            $100,000)...........................  $   114,500
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.0%)
$100,000   Comcast Cable Communications 8.375%
            05/01/07 ...........................  $   106,998
                                                  -----------
           COMPUTER & RELATED (5.0%)
 250,000   IBM Corp. 7.250% 11/01/02 ...........      253,125
 250,000   Unisys Corp. 11.750% 10/15/04 .......      265,000
                                                  -----------
                                                      518,125
                                                  -----------
           CONSUMER PRODUCTS (1.9%)
 200,000   Playtex Family Products 9.000%
            12/15/03 ...........................      194,000
                                                  -----------
           FINANCIAL SERVICES (0.5%)
  50,000   ESI Tractebel Acq. Corp. 7.990%
            12/30/11 ...........................       47,119
                                                  -----------
           FORESTRY & PAPER PRODUCTS (2.5%)
 250,000   ITT Rayonier Inc. NT 7.500%
            10/15/02 ...........................      255,203
                                                  -----------
           OIL, ENERGY & NATURAL GAS (3.8%)
 300,000   PDV America Inc. 7.875% 08/01/03 ....      293,000
 100,000   R&B Falcon Corp. Series B 6.750%
            04/15/05 ...........................       94,500
                                                  -----------
                                                      387,500
                                                  -----------

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           RESTAURANTS (1.0%)
$100,000   Tricon Global Restaurants 7.450%
            05/15/05 ...........................  $    98,258
                                                  -----------
           UTILITIES (1.0%)
 100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08 ....................      104,523
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (16.6%)
            (COST $1,708,244)...................  $ 1,711,726
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.7%)
$216,000   American Express Credit 6.400%
            01/03/01 ...........................  $   215,923
 269,000   American General Corp. 6.310%
            01/02/01 ...........................      268,953
                                                  -----------
                                                      484,876
                                                  -----------
           TOTAL SHORT-TERM NOTES (4.7%) (COST
            $484,876)...........................  $   484,876
                                                  -----------
           TOTAL HOLDINGS (100.5%) (COST
            $8,879,684) (a).....................  $10,363,230
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.5%).................      (35,789)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,327,441
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $8,879,684)..............  $10,363,230
  Cash in bank..............................          943
  Receivable for fund shares sold...........       13,333
  Dividends & accrued interest receivable...       41,703
  Other.....................................        1,837
                                              -----------
    Total assets............................   10,421,046
                                              -----------
Liabilities:
  Payable for fund share redeemed...........        1,042
  Payable for investment management services
    (note 3)................................        3,015
  Accrued 12b-1 fees (note 6)...............        6,618
  Other accrued expenses....................       46,949
  Dividends payable.........................       35,981
                                              -----------
    Total liabilities.......................       93,605
                                              -----------
Net assets at market value..................  $10,327,441
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       881
  Paid-in capital in excess of par value....    8,854,777
  Accumulated net realized loss on
    investments.............................      (13,773)
  Net unrealized appreciation on
    investments.............................    1,483,546
  Undistributed net investment income.......        2,010
                                              -----------
Net assets at market value..................  $10,327,441
                                              ===========
Shares outstanding..........................      880,800
Net asset value per share...................  $     11.73
                                              ===========
Maximum offering price per share
  ($11.73/95%)..............................  $     12.35
                                              ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest...................................  $    90,708
  Dividends..................................       36,971
                                               -----------
    Total investment income..................      127,679
                                               -----------
Expenses:
  Management fees (note 3)...................       29,150
  12b-1 fees (note 6)........................       14,575
  Custodian fees (note 3)....................        2,547
  Directors' fees (note 3)...................        1,317
  Professional fees..........................        3,895
  Transfer agent & accounting fees...........       27,562
  Filing fees................................        7,924
  Printing, proxy and postage fees...........        2,931
  Other......................................          815
                                               -----------
    Total expenses...........................       90,716
                                               -----------
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................       (8,745)
                                               -----------
    Net expenses.............................       81,971
                                               -----------
    Net investment income....................       45,708
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........      169,966
  Net decrease in unrealized appreciation on
    investments..............................   (1,680,142)
                                               -----------
    Net loss on investments..................   (1,510,176)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(1,464,468)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    JUNE 30, 2000
                                                              -----------------    -------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $    45,708        $   115,408
  Realized gain on investments..............................         169,966          2,166,692
  Unrealized loss on investments............................      (1,680,142)          (808,974)
                                                                 -----------        -----------
      Net increase (decrease) in assets from operations.....      (1,464,468)         1,473,126
                                                                 -----------        -----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................         (43,809)          (115,297)
  Capital gains distributions...............................      (1,282,931)        (1,455,499)
                                                                 -----------        -----------
      Total dividends and distributions.....................      (1,326,740)        (1,570,796)
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................         290,214            928,691
  Received from dividends reinvested........................       1,280,276            830,235
  Paid for shares redeemed..................................      (1,016,746)        (2,392,046)
                                                                 -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................         553,744           (633,120)
                                                                 -----------        -----------
         Decrease in net assets.............................      (2,237,464)          (730,790)
Net assets:
  Beginning of period.......................................      12,564,905         13,295,695
                                                                 -----------        -----------
  End of period.............................................     $10,327,441        $12,564,905
                                                                 ===========        ===========
  Includes undistributed net investment income of...........     $     2,010        $       346
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS                YEARS ENDED JUNE 30,
                                                                    ENDED          ------------------------------------
                                                              DECEMBER 31, 2000     2000      1999      1998      1997
                                                              -----------------    ------    ------    ------    ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $15.32          $15.51    $15.85    $14.89    $12.78
Income (loss) from investment operations:
  Net investment income.....................................         0.06            0.14      0.35      0.42      0.38
  Net realized & unrealized gain (loss) on investments......        (1.96)           1.64      0.33      1.73      2.39
                                                                   ------          ------    ------    ------    ------
    Total income (loss) from investment operations..........        (1.90)           1.78      0.68      2.15      2.77
                                                                   ------          ------    ------    ------    ------
Less distributions:
  Distributions from net investment income..................        (0.06)          (0.14)    (0.35)    (0.42)    (0.38)
  Distributions from net realized capital gains.............        (1.63)          (1.83)    (0.67)    (0.77)    (0.28)
                                                                   ------          ------    ------    ------    ------
    Total distributions.....................................        (1.69)          (1.97)    (1.02)    (1.19)    (0.66)
                                                                   ------          ------    ------    ------    ------
Net asset value, end of period..............................       $11.73          $15.32    $15.51    $15.85    $14.89
                                                                   ======          ======    ======    ======    ======
Total return................................................       (12.42)%(b)      12.58%     4.73%    14.77%    22.34%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.42%(a)        1.35%     1.30%     1.20%     1.12%
  Net investment loss.......................................         0.79%(a)        0.91%     2.33%     2.65%     2.77%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.57%(a)        1.50%     1.45%     1.35%     1.31%
Portfolio turnover rate.....................................           30%             64%       49%       39%       14%
Net assets at end of period (millions)......................       $ 10.3          $ 12.6    $ 13.3    $ 16.1    $ 13.1

---------------

(a) Annualized.

(b) Calculated on an aggregate basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0 15% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.
   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:  [LINE GRAPH]

                           Without        With max.
                         sales charge    sales charge
One-year                    (11.93)%        (16.33)%
Three-year                    3.01%           1.27%
Five-year                     8.49%           7.38%
Since inception
  (8/18/92)                  11.19%          10.57%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The year 2000 ended up on a much different note than it started as the last six months were an extremely difficult period for the overall stock market. The Growth Portfolio was unable to hang onto its gains through the first half of the year and ended up giving it all back and more. For calendar year 2000, the portfolio was down -11.93% vs. -9.10% for the S&P 500. The fund under-performed due to its over weighting in faster-growing technology companies. The NASDAQ was down -37.65% during the second half of 2000 and this impacted the portfolio immensely. As compared to other growth funds, the portfolio did quite well. The Russell 1000 Growth Index was actually down -22.76% for the calendar year 2000 and down -25.81% for the last two quarters.

Management is working to improve relative performance as compared to the broader market and has reduced the over-weighting in some technology companies. However, we are inclined to keep a select over weight in a number of the growth companies as deemed prudent. We feel that the fund will benefit in the long run from having faster-growing companies that lead their respective industries. This strategy will tend to have periods of over and under-performance during any short-term measurement period.

At the end of 2000, the portfolio had an over-weighting in technology, capital goods, communication services and energy. The market plunge during the fall has provided numerous opportunities for new investments of which we are regularly reviewing.

We are cautiously optimistic for 2001. Many companies have pre-announced negative earnings for the 4(th) quarter of 2000 and prospects for any earnings growth for the first half of 2001 look bleak. If the market is to improve, it will need a fair amount of help from the Federal Reserve in the form of much lower interest rates. This combined with gradual earnings improvement throughout the year should allow for a return to positive stock performance. We thank you for your continued support and hope to report improved performance in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                         [LINE GRAPH]

                                                             GROWTH PORTFOLIO (WITH MAX. SALES
                                                               CHARGE) (COMMENCED OPERATIONS
                                                                     AUGUST 18, 1992)                   RUSSELL 3000 INDEX
                                                             ---------------------------------          ------------------
8/92                                                                      9500.00                            10000.00
'92                                                                      10178.30                            10847.00
                                                                         11227.70                            11390.40
'93                                                                      11917.10                            12027.20
                                                                         11547.60                            11504.00
'94                                                                      11987.60                            12048.10
                                                                         13927.20                            14371.00
'95                                                                      15367.30                            16483.50
                                                                         17017.70                            18108.80
'96                                                                      18098.30                            20079.00
                                                                         20197.70                            23645.10
'97                                                                      21126.80                            26442.30
                                                                         23051.50                            30411.30
'98                                                                      21677.60                            32753.00
                                                                         22978.30                            36473.70
'99                                                                      26222.80                            44093.00
                                                                         30229.70                            45511.90
'00                                                                      23095.50                            40786.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 2000

                                        % of Portfolio
 1.  Tyco Intl. Ltd.                           5.2
 2.  Texas Instruments                         4.2
 3.  Citigroup                                 4.1
 4.  Johnson & Johnson                         3.5
 5.  Viacom Inc CL-B                           3.1
 6.  Tellabs, Inc.                             3.1
 7.  American International                    3.0
 8.  EMC Corp                                  2.9
 9.  Solectron                                 2.6
10.  Household International                   2.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Telecommunications Equipment             14.9
 2.  Oil, Energy & Natural Gas                14.2
 3.  Computer & Related                       10.8
 4.  Electronics/Semiconductors               10.0
 5.  Financial Services                        8.4

The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.
                                        14

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES                COMMON STOCKS                 VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (2.3%)
   9,000   *General Motors Corp. CL H............  $  207,000
                                                   ----------
           BEVERAGES (1.4%)
   2,000   Coca Cola Co. ........................     121,875
                                                   ----------
           BROADCAST RADIO & TV (1.5%)
  10,000   *AT&T Corp. Liberty Media-A...........     135,625
                                                   ----------
           COMMUNICATIONS (5.2%)
  14,000   *ADC Telecommunications Inc. .........     253,750
   2,000   *Sycamore Networks....................      74,500
   9,825   *Worldcom Inc. .......................     137,550
                                                   ----------
                                                      465,800
                                                   ----------
           COMPUTER & RELATED (10.8%)
   2,000   *Agile Software.......................      98,750
   6,500   *Cisco Systems Inc. ..................     248,625
   4,000   *EMC Corp. Mass.......................     266,000
   2,000   International Business Machines.......     170,000
   6,800   *Sun Microsystems Inc. ...............     189,550
                                                   ----------
                                                      972,925
                                                   ----------
           CONGLOMERATE (1.8%)
   3,300   General Electric Co. .................     158,194
                                                   ----------
           DIVERSIFIED MANUFACTURING (2.1%)
   4,000   *Textron Inc. ........................     186,000
                                                   ----------
           DRUGS (3.9%)
   4,500   Biovail Corp. ........................     174,780
   3,000   *Medicis Pharmaceuticals..............     177,375
                                                   ----------
                                                      352,155
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (10.0%)
   2,000   CTS Corp. ............................      72,875
   4,000   Intel Corp. ..........................     121,000
   3,000   *Plexus Corp. ........................      91,172
   7,000   *Solectron Corp. .....................     237,300
   8,000   Texas Instruments Inc. ...............     379,000
                                                   ----------
                                                      901,347
                                                   ----------
           FINANCIAL SERVICES (8.4%)
   7,333   Citigroup Inc. .......................     374,441
   4,000   Household International...............     220,000
   6,000   Metris Cos. Inc. .....................     157,875
                                                   ----------
                                                      752,316
                                                   ----------
           HEALTH CARE PRODUCTS (3.5%)
   3,000   Johnson & Johnson.....................     315,188
                                                   ----------
           INSURANCE SERVICES (3.0%)
   2,750   American Intl. Group..................     271,047
                                                   ----------

                                                     MARKET
 SHARES                COMMON STOCKS                 VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (2.5%)
   2,500   Baxter International..................  $  220,781
                                                   ----------
           MULTIMEDIA (3.1%)
   5,967   *Viacom Inc. CL B.....................     278,957
                                                   ----------
           OIL, ENERGY & NATURAL GAS (14.2%)
   3,000   Apache Corp. .........................     210,188
   2,000   Enron Corp. ..........................     166,250
   2,000   Exxon Mobil Corp. ....................     173,875
   4,000   Haliburton Co. .......................     145,000
   5,500   *Rowan Cos. Inc. .....................     148,500
   2,950   Schlumberger Ltd......................     235,816
   5,000   Williams Cos. Inc. ...................     199,687
                                                   ----------
                                                    1,279,316
                                                   ----------
           RETAIL (2.4%)
   5,000   Radioshack Corp. .....................     214,063
                                                   ----------
           SECURITY SYSTEMS & SERVICES (5.2%)
   8,500   Tyco International Ltd................     471,750
                                                   ----------
           TELECOMMUNICATIONS EQUIPMENT (14.9%)
   2,000   *JDS Uniphase Corp. ..................      83,375
  12,500   *Mcleod USA Inc. .....................     176,562
   5,000   *RF Microdevices......................     137,187
   3,000   *Powerwave Technologies...............     175,500
   6,000   Scientific-Atlanta Inc. ..............     195,375
   3,000   Telefonos De Mexico ADR...............     135,375
   5,000   *Tellabs Inc. ........................     282,500
   4,000   *Western Wireless Corp. CL A..........     156,750
                                                   ----------
                                                    1,342,624
                                                   ----------
           TOTAL COMMON STOCKS (96.2%)
            (COST $7,387,106)....................  $8,646,963
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.4%)
$129,000   American Express Credit 6.400%
            01/03/01.............................  $  128,954
 273,000   American General Corp. 6.310%
            01/02/01.............................     272,952
                                                   ----------
           TOTAL SHORT-TERM NOTES (4.4%)
            (COST $401,906)......................  $  401,906
                                                   ----------
           TOTAL HOLDINGS (100.6%)
            (COST $7,789,011) (a)................  $9,048,869
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.6)...............................     (53,101)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $8,995,768
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $7,789,011)...............  $9,048,869
  Cash in bank...............................          31
  Dividends and accrued interest
    receivable...............................       5,871
  Receivable for fund share sold.............       1,210
  Other......................................       1,973
                                               ----------
    Total assets.............................   9,057,954
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........       1,655
  Payable for investment management
    services.................................       2,740
  Accrued 12b-1 fees (note 6)................       6,364
  Other accrued expenses.....................      42,756
  Dividends payable..........................       8,671
                                               ----------
    Total liabilities........................      62,186
                                               ----------
Net assets at market value...................  $8,995,768
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      738
  Paid-in capital in excess of par value.....   7,319,724
  Accumulated net realized gain on
    investments..............................     415,448
  Net unrealized appreciation on
    investments..............................   1,259,858
                                               ----------
Net assets at market value...................  $8,995,768
                                               ==========
Shares outstanding...........................     738,019
Net asset value per share....................  $    12.19
                                               ==========
Maximum offering price per share
  ($12.19/95%)...............................  $    12.83
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest...................................  $    19,620
  Dividends..................................       20,941
                                               -----------
    Total investment income..................       40,561
                                               -----------
Expenses:
  Management fees (note 3)...................       28,017
  12b-1 fees (note 6)........................       14,009
  Custodian fees (note 3)....................        2,519
  Directors' fees (note 3)...................        1,268
  Professional fees..........................        3,804
  Transfer agent & accounting fees...........       24,728
  Filing fees................................        7,622
  Printing, proxy and postage fees...........        2,821
  Other......................................          755
                                               -----------
    Total expenses...........................       85,543
                                               -----------
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................        8,405
                                               -----------
      Net expenses...........................       77,138
                                               -----------
    Net investment loss......................      (36,577)
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........      970,436
  Net decrease in unrealized appreciation on
    investments..............................   (3,778,298)
                                               -----------
    Net loss on investments..................   (2,807,862)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(2,844,439)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    JUNE 30, 2000
                                                              -----------------    -------------
                                                                 (UNAUDITED)
From operations:
  Net investment loss.......................................     $   (36,577)       $   (75,247)
  Realized gain on investments..............................         970,436          2,455,497
  Unrealized gain (loss) on investments.....................      (3,778,298)           806,976
                                                                 -----------        -----------
      Net increase (decrease) in assets from operations.....      (2,844,439)         3,187,226
                                                                 -----------        -----------
Dividend and distribution to shareholders:
  Capital gains distributions...............................      (2,037,006)        (1,066,045)
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................         240,034            699,619
  Received from dividends reinvested........................       2,028,338            627,265
  Paid for shares redeemed..................................        (721,544)        (2,031,433)
                                                                 -----------        -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................       1,546,828           (704,549)
                                                                 -----------        -----------
      Increase (decrease) in net assets.....................      (3,334,617)         1,416,632
Net assets:
  Beginning of period.......................................      12,330,385         10,913,753
                                                                 -----------        -----------
  End of period.............................................     $ 8,995,768        $12,330,385
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS                YEARS ENDED JUNE 30,
                                                                    ENDED          ------------------------------------
                                                              DECEMBER 31, 2000     2000      1999      1998      1997
                                                              -----------------    ------    ------    ------    ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $20.52          $17.14    $18.68    $17.52    $15.47
Income (loss) from investment operations:
  Net investment income (loss)..............................        (0.06)          (0.12)    (0.02)     0.00      0.07
  Net realized & unrealized gain (loss) on investments......        (4.83)           5.26     (0.12)     2.41      2.73
                                                                   ------          ------    ------    ------    ------
    Total income (loss) from investment operations..........        (4.89)           5.14     (0.14)     2.41      2.80
                                                                   ------          ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................         0.00            0.00      0.00      0.00     (0.07)
  Distributions in excess of net investment income..........         0.00            0.00      0.00     (0.06)     0.00
  Distributions from net realized capital gains.............        (3.44)          (1.76)    (1.40)    (1.19)    (0.68)
                                                                   ------          ------    ------    ------    ------
    Total distributions.....................................        (3.44)          (1.76)    (1.40)    (1.25)    (0.75)
                                                                   ------          ------    ------    ------    ------
Net asset value, end of period..............................       $12.19          $20.52    $17.14    $18.68    $17.52
                                                                   ======          ======    ======    ======    ======
Total return................................................       (23.61)%(b)      31.56%    (0.32)%   14.13%    16.68%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.38%(a)        1.36%     1.36%     1.24%     1.13%
  Net investment income (loss)..............................        (0.66)%(a)      (0.66)%   (0.13)%    0.02%     0.43%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.54%(a)        1.51%     1.51%     1.39%     1.32%
Portfolio turnover rate.....................................           39%             66%       53%       40%       27%
Net assets at end of period (millions)......................       $  9.0          $ 12.3    $ 10.9    $ 14.2    $ 13.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (7.74)%         (12.35)%
Three-year                  (6.92)%          (8.49)%
Five-year                    1.98%            0.94%
Since inception
  (11/1/94)                  4.95%            4.07%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

Smaller companies out-performed larger companies during the year 2000. Unfortunately, the Small Cap Portfolio was unable to hang onto its gains through the first half of the year and ended up giving it all back and more. For calendar year 2000, the portfolio was down -7.74% vs. -2.92% for the Russell 2000. During the last six months of 2000, the fund was down -11.73% vs. -5.79% for the Russell 2000. The fund under performed due to its investments in faster-growing technology companies. The NASDAQ was down -37.65% during the second half of 2000 and this impacted the portfolio immensely. Despite efforts to reduce the fund's volatility through holding more direct investments, volatility has continued and remains a concern of management.

Management is working to improve relative performance as compared to the broader market and has reduced the over-weighting in some technology companies. The fund is still over weighted in technology companies but with less of an emphasis on speculative issues. We are inclined to keep a select over weight in a number of the growth companies as deemed prudent. We feel that the fund will benefit in the long run from having faster-growing companies that lead their respective industries. This strategy will tend to have periods of over and under performance during any short-term measurement period.

At the end of 2000, the portfolio had an over-weighting in technology, capital goods, energy and health care. The market plunge during the fall has provided numerous opportunities for new investments of which we are regularly reviewing.

We are cautiously optimistic for 2001. Many companies have pre-announced negative earnings for the 4(th) quarter of 2000 and prospects for any earnings growth for the first half of 2001 look bleak. If the market is to improve, it will need a fair amount of help from the Federal Reserve in the form of much lower interest rates. This combined with gradual earnings improvement throughout the year should allow for a return to positive stock performance. We thank you for your continued support and hope to report improved performance in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT        [LINE GRAPH]

                                                          SMALL CAP PORTFOLIO (WITH MAX. SALES
                                                             CHARGE) (COMMENCED OPERATIONS
                                                                   NOVEMBER 1, 1994)                    RUSSELL 2000 INDEX
                                                          ------------------------------------          ------------------
11/94                                                                    9500.00                             10000.00
'94                                                                      9539.90                              9853.00
                                                                        10340.30                             11273.80
'95                                                                     11600.80                             12656.00
                                                                        12840.90                             13967.10
'96                                                                     13571.60                             14743.70
                                                                        14741.40                             16247.60
'97                                                                     15872.10                             18026.70
                                                                        16300.60                             18976.70
'98                                                                     13754.50                             17623.60
                                                                        13768.20                             19259.10
'99                                                                     13872.90                             21369.90
                                                                        14501.30                             22017.40
'00                                                                     12800.30                             20740.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 2000

                                           [LINE GRAPH]

                                         % of Portfolio
 1.  Biovail Corp.                             4.7
 2.  Map Info Corp.                            4.3
 3.  Louis Dreyfus Natural Gas Corp.           4.1
 4.  Transwitch Corp.                          3.5
 5.  Stericycle Inc.                           3.4
 6.  Mettler-Toledo Int'l.                     3.3
 7.  The BISYS Group, Inc.                     3.1
 8.  Anaren Microwave                          2.8
 9.  Plexus Corp.                              2.7
10.  Medicis Pharmaceutical                    2.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Electronics/Semiconductors               13.0
 2.  Oil, Energy & Natural Gas                12.3
 3.  Telecommunications                       12.2
 4.  Computers & Related                      10.5
 5.  Drugs                                     9.8

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           APPAREL (1.4%)
   3,000   Russell Corp. ........................  $   46,313
                                                   ----------
           AUDIO/VIDEO PRODUCTS (2.0%)
   2,000   *Polycom Inc. ........................      64,375
                                                   ----------
           BUSINESS SERVICES (5.7%)
   3,000   *Plexus Corp. ........................      91,172
   3,000   Tetra Technology Inc. ................      95,625
                                                   ----------
                                                      186,797
                                                   ----------
           COMPUTERS & RELATED (10.5%)
   2,000   *Bisys Group Inc. ....................     104,250
   1,700   *Infocus Corp. .......................      25,075
   3,000   *Map Info Corp. ......................     141,750
   1,500   *National Instruments Corp. ..........      72,844
                                                   ----------
                                                      343,919
                                                   ----------
           DISTRIBUTION & WHOLESALE (1.8%)
   1,500   *Scan Source Inc. ....................      58,500
                                                   ----------
           DRUGS (9.8%)
   4,000   *Biovail Corp. .......................     155,360
   1,000   *Genaissance Pharmaceuticals .........      18,000
   1,500   *Medicis Pharmaceutical ..............      88,688
   2,000   *Tularik Inc. ........................      58,875
                                                   ----------
                                                      320,923
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (13.0%)
   2,500   *Act Manufacturing Inc. ..............      39,375
   3,000   *Asyst Technologies Inc. .............      40,312
   2,000   *Cymer Inc. ..........................      51,469
   3,000   *Semtech Corp. .......................      66,188
   3,000   *SMTC Corp. ..........................      40,875
   3,000   *TranSwitch Corp. ....................     117,375
   1,000   *Veeco Instruments Inc. ..............      40,125
   2,000   *Zoran Corp. .........................      31,000
                                                   ----------
                                                      426,719
                                                   ----------
           FINANCIAL SERVICES (6.6%)
   1,000   *Affiliated Managers Group ...........      54,874
   2,000   Eaton Vance Corp. ....................      64,500
   3,750   Metris Companies Inc. ................      98,672
                                                   ----------
                                                      218,046
                                                   ----------
           FOOD & RELATED (2.5%)
   5,000   Dole Food Co. ........................      81,875
                                                   ----------
           HOTEL/LODGING (2.4%)
   4,700   *Guest Supply Inc. ...................      79,312
                                                   ----------
           INSTRUMENTS--SCIENTIFIC (3.3%)
   2,000   *Mettler-Toledo Intl. ................     108,750
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (6.9%)
   1,000   *Curagen Corp. .......................  $   27,313
   1,000   *Invitrogen Corp. ....................      86,375
   3,000   *Stericycle Inc. .....................     114,375
                                                   ----------
                                                      228,063
                                                   ----------
           NETWORKING PRODUCTS (2.6%)
   5,000   *Adaptec Inc. ........................      51,250
   2,000   *Stratos Lightwave Inc. ..............      34,125
                                                   ----------
                                                       85,375
                                                   ----------
           OIL, ENERGY & NATURAL GAS (12.3%)
   3,000   *Capstone Turbine Corp. ..............      84,000
   3,000   *Global Industries ...................      82,125
   4,500   *Louis Dreyfus Natural Gas Corp. .....     137,438
   3,000   *UTI Energy Corp. ....................      98,625
                                                   ----------
                                                      402,188
                                                   ----------
           PUBLISHING (2.7%)
   1,000   *Scholastic Corp. ....................      88,625
                                                   ----------
           TELECOMMUNICATIONS (12.2%)
   1,400   *Anaren Microwave Inc. ...............      94,062
   2,000   *C-COR.net Corp. .....................      19,437
   2,530   *Mastec Inc. .........................      50,600
   1,000   *Nice Systems Ltd. ...................      20,062
   1,000   *Powerwave Technologies ..............      58,500
   1,000   *Proxim Inc. .........................      86,000
   2,000   *Tollgrace Communications ............      73,000
                                                   ----------
                                                      401,661
                                                   ----------
           TOTAL U.S. COMMON STOCKS (95.7%)
            (COST $2,618,755)....................  $3,141,441
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.8%)
$156,000   American General Corp. 6.500%
            01/02/01 ............................  $  155,972
                                                   ----------
           TOTAL SHORT-TERM NOTES (4.8%)
            (COST $155,972)......................  $  155,972
                                                   ----------
           TOTAL HOLDINGS (100.5%)
            (COST $2,774,727) (a)................  $3,297,413
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (-0.5%)..............................     (11,927)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,285,486
                                                   ==========

---------------

 * Non income producing security.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $2,774,727)...............  $3,297,413
  Cash in bank...............................         793
  Receivable for fund share sold.............       3,919
  Other......................................       1,563
                                               ----------
    Total assets.............................   3,303,688
                                               ----------
Liabilities:
  Accrued 12b-1 fees (note 6)................       1,784
  Other accrued expenses.....................      16,020
  Dividends payable..........................         398
                                               ----------
    Total liabilities........................      18,202
                                               ----------
Net assets at market value...................  $3,285,486
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      336
  Paid-in capital in excess of par value.....   3,639,426
  Accumulated net realized loss on
    investments..............................    (876,962)
  Net unrealized appreciation on
    investments..............................     522,686
                                               ----------
Net assets at market value...................  $3,285,486
                                               ==========
Shares outstanding...........................     335,943
Net asset value per share....................  $     9.78
                                               ==========
Maximum offering price per share
  ($9.78/95%)................................  $    10.29
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest....................................  $   9,226
  Dividends...................................      2,556
                                                ---------
    Total investment income...................     11,782
                                                ---------
Expenses:
  Management fees (note 3)....................     12,116
  12b-1 fees (note 6).........................      4,654
  Custodian fees (note 3).....................      2,484
  Directors' fees (note 3)....................        403
  Professional fees...........................      2,232
  Transfer agent & accounting fees............     13,906
  Filing fees.................................      2,423
  Printing, proxy and postage fees............        895
  Other.......................................        262
                                                ---------
    Total expenses............................     39,375
                                                ---------
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (6,800)
                                                ---------
      Net expenses............................     32,575
                                                ---------
    Net investment loss.......................    (20,793)
                                                ---------
Realized & unrealized loss on investments:
  Net realized loss from investments..........    (80,305)
  Net decrease in unrealized appreciation on
    investments...............................   (335,839)
                                                ---------
    Net loss on investments...................   (416,144)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(436,937)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED            YEAR ENDED
                                                              DECEMBER 31, 2000     JUNE 30, 2000
                                                              -----------------     -------------
                                                                 (UNAUDITED)
From operations:
  Net investment loss.......................................     $  (20,793)         $  (30,762)
  Realized loss on investments..............................        (80,305)           (128,597)
  Unrealized gain (loss) on investments.....................       (335,839)            345,025
                                                                 ----------          ----------
      Net increase (decrease) in assets from operations.....       (436,937)            185,666
                                                                 ----------          ----------
From capital share transactions (note 4):
  Received from shares sold.................................         60,189             402,100
  Received from dividends reinvested........................              0                   0
  Paid for shares redeemed..................................       (119,557)           (558,645)
                                                                 ----------          ----------
      Decrease in net assets derived from capital share
       transactions.........................................        (59,368)           (156,545)
                                                                 ----------          ----------
         Increase (decrease) in net assets..................       (496,305)             29,121
Net assets:
  Beginning of period.......................................      3,781,791           3,752,670
                                                                 ----------          ----------
  End of period.............................................     $3,285,486          $3,781,791
                                                                 ==========          ==========

 FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS                  YEARS ENDED JUNE 30,
                                                                    ENDED           ---------------------------------------
                                                              DECEMBER 31, 2000      2000       1999       1998       1997
                                                              -----------------     ------     ------     ------     ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $11.08           $10.52     $13.32     $13.30     $12.82
Income (loss) from investment operations:
  Net investment income (loss)..............................        (0.06)           (0.09)      0.02       0.06       0.11
  Net realized & unrealized gain (loss) on investments......        (1.24)            0.65      (2.09)      1.30       1.67
                                                                   ------           ------     ------     ------     ------
    Total income (loss) from investment operations..........        (1.30)            0.56      (2.07)      1.36       1.78
                                                                   ------           ------     ------     ------     ------
Less distributions:
  Distributions from net investment income..................         0.00             0.00      (0.02)     (0.06)     (0.11)
  Distributions in excess of net investment income..........         0.00             0.00      (0.03)      0.00       0.00
  Distributions from net realized capital gains.............         0.00             0.00      (0.68)     (1.28)     (1.19)
                                                                   ------           ------     ------     ------     ------
    Total distribution......................................         0.00             0.00      (0.73)     (1.34)     (1.30)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $ 9.78           $11.08     $10.52     $13.32     $13.30
                                                                   ======           ======     ======     ======     ======
Total return................................................       (11.72)%(b)        5.32%    (15.54)%    10.56%     14.82%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.80%(a)         1.74%      1.74%      1.67%      1.35%
  Net investment income (loss)..............................        (1.15)%(a)       (0.86)%     0.23%      0.47%      0.89%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         2.17%(a)         2.17%      2.07%      1.82%      1.62%
Portfolio turnover rate.....................................           56%             111%        48%        77%        34%
Net assets at end of period (millions)......................       $  3.3           $  3.8     $  3.8     $  5.8     $  5.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (19.65)%        (23.67)%
Three-year                    8.31%           6.48%
Five-year                     7.95%           6.85%
Since inception
  (5/1/93)                   11.60%          10.86%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The second half of 2000 continued to be a difficult environment for global investors. A deceleration of corporate earnings growth was multifaceted. Major downward trends for the second half of the year were the combined effects of a global market correction of many telecom, media and technology (TMT) stocks, the continued devaluation of the Euro, and historically high oil prices, coupled with the uncertainty of a U.S. economic hard or soft landing.

Western European markets saw a rotation out of technology stocks and into food, beverage and insurance stocks with the performance of the Morgan Stanley Capital International (MSCI) Europe Index down 5.71%. Performance for the Asian markets was down 23.76% for the second half of 2000 as measured by the MSCI Asian Pacific Index in U.S. dollars. Specifically, corrections in Japan, Korea & Taiwan led Asian markets lower.

The annual performance ending December 31, 2000, for the ONE Fund International Portfolio was -19.65%, which under-performed the return of the Morgan Stanley Capital International Europe, Australia & Far East Index of -10.69%. The largest impact of the fund has been it's relative over weighting in TMT stocks. Our TMT exposure, which allowed the fund to significantly out perform our peers last year, was a detriment in 2000.

Looking forward, we believe that the fund is better diversified across sectors with a lower weighting in TMT. We continue to like technology, but on a select basis driven by sustainable earnings growth, differentiation and valuation. On a short-term view, we may be poised for a modest rally on the back of expectations of a U.S. rate cut in January. Specifically, countries like Korea and Hong Kong could rally on this thesis.

On a regional basis, we still find good value across Europe in financial and some cyclical stocks. In Asia, we have been somewhat disappointed by Japan's level of corporate restructuring. This, in addition to evidence of an economic slowdown and political uncertainty with elections at mid-year, make us cautious on the Japanese market for now. Despite our somewhat negative view on Japan, we continue to believe that investors can still make money in Japan, though stock selection is paramount.

Looking towards 2001, we continue to remain bullish on the international equity markets though stock selection remains critical due to the increased market volatility. We continue to manage the ONE Fund International Portfolio according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, are the key to long-term capital appreciation.

Finally, some of our top holdings as of December 31, 2000 included: Muenchener Rueckner AG and Zurich Financial Services AG, global insurance providers based in Germany and Switzerland, respectively; and Diageo PLC, a global food and beverage company based in London.

 CHANGE IN VALUE OF $10,000 INVESTMENT       [LINE GRAPH]

                                                        INTERNATIONAL PORTFOLIO (WITH MAX.
                                                             SALES CHARGE) (COMMENCED        MORGAN STANLEY CAPITAL INTERNATIONAL
                                                             OPERATIONS MAY 1, 1993)                      EAFE INDEX
                                                        ----------------------------------   ------------------------------------
5/93                                                                  9500.00                              10000.00
                                                                      9930.40                              10052.00
'93                                                                  12920.40                              10826.00
                                                                     13939.80                              11791.70
'94                                                                  14160.00                              11698.50
                                                                     14829.80                              12021.40
'95                                                                  15839.70                              13049.20
                                                                     17599.50                              13658.60
'96                                                                  18050.10                              13879.90
                                                                     20199.80                              15456.70
'97                                                                  18270.70                              14040.80
                                                                     19219.00                              16298.60
'98                                                                  17374.00                              16741.90
                                                                     16548.70                              17406.60
'99                                                                  28248.60                              21256.90
                                                                     27714.70                              20393.90
'00                                                                  22698.40                              18246.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Muinchener Rueckvresicherungs             2.1
 2.  Bouygues                                  2.0
 3.  Diageo PLC                                1.9
 4.  Novo Nordisk A/S CL B                     1.8
 5.  Schering AG                               1.7
 6.  EMAP PLC                                  1.7
 7.  Energis PLC                               1.7
 8.  Nortel Networks Corp.                     1.7
 9.  Ergo Versicherungs Gruppe                 1.6
10.  Misys PLC                                 1.5

 TOP 5 COUNTRIES/REGIONS AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  United Kingdom                           24.3
 2.  France                                   13.2
 3.  Japan                                    12.4
 4.  Germany                                  10.9
 5.  Canada                                    6.8

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (24.3%)
    10,874   Arriva PLC (31)....................  $    44,904
     2,185   Biocompatibles Intl PLC (7)........       11,944
    26,300   British Aerospace PLC (1)..........      150,046
     5,389   British American Tobacco PLC
              (10)..............................       40,906
    18,910   British Energy PLC (32)............       72,582
     9,030   Cable & Wireless PLC (29)..........      121,646
    12,423   Cadbury Schweppes PLC (15).........       85,950
     4,972   CMG PLC (9)........................       65,792
    19,402   Diageo PLC (15)....................      216,602
     9,030   EIDOS PLC (9)......................       29,097
    15,464   EMAP PLC (22)......................      195,041
    28,766   Energis PLC (29)...................      193,759
     3,012   GlaxoSmithKline PLC (23)...........       84,932
    53,850   Invensys PLC (21)..................      125,865
    17,066   Misys PLC (9)......................      167,839
     3,589   Pearson PLC (22)...................       85,495
     9,490   Railtrack Group PLC (31)...........      128,339
    29,443   Rank Group PLC (13)................       77,942
    10,421   Reckitt Benckiser PLC (10).........      143,809
    27,130   Rentokil Initial PLC (28)..........       93,801
    38,368   Rolls-Royce PLC (1)................      114,032
     5,233   *Royal Bank of Scotland (4)........      123,406
     9,500   Royal Bank of Scotland Addl. Shares
              (4)...............................       11,705
    15,000   Sema Group PLC.....................       65,527
    39,159   Vodafone Airtouch (29).............      143,577
    19,842   Whitbread PLC (15).................      163,283
                                                  -----------
                                                    2,757,821
                                                  -----------
             JAPAN (12.4%)
     3,700   Bandai Co. Ltd. (10)...............      136,224
     2,700   Capcom Co. Ltd. (9)................       92,340
         4   JSAT Corp. (29)....................       23,765
     4,600   Katokichi Co. (15).................      120,398
     4,000   Kirkin Brewery Co. Ltd. (15).......       35,701
     1,000   Konami Co. Ltd. (9)................       74,769
       400   Kyocera Corp. (11).................       43,518
    35,400   Mitsubishi Heavy Inds. Ltd. (11)...      153,806
     8,300   Nikko Securities Co. Ltd. (14).....       64,086
        13   NTT Corp. (29).....................       93,343
         4   *NTT Docomo Inc. (34)..............       68,749
    11,000   Rengo Co Ltd. (16).................       40,403
     1,400   Sony Corp. (11)....................       96,493
     4,600   Sumitomo Electric Ind. (11)........       75,209
     1,300   Takeda Chemical Ind. (7)...........       76,671
     5,300   Tokyo Electric Poser Co. (32)......      131,090
    20,000   Toray Industries Inc. (30).........       75,031
       400   Toshiba Corp. (11).................        2,666
                                                  -----------
                                                    1,404,262
                                                  -----------
             FRANCE (13.2%)
     2,483   Alcatel (11).......................      141,163
     5,072   Alstom (20)........................      131,069
     1,594   Aventis SA (23)....................      140,052
       680   AXA (19)...........................       98,405

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             FRANCE (CONTINUED)
     4,938   Bouygues (29)......................  $   223,892
       739   Cap Gemini (9).....................      119,305
       351   Erdania Beghin-Say (15)............       30,543
       555   *France Telecommunications SA
              (29)..............................       47,955
       470   Suez Lyonnaise Des Eaux (32).......       85,903
     1,615   *Thomson-CSF (1)...................       77,474
       752   Total Fina Elf (12)................      111,934
     3,473   *Vivendi Ex Gen Des Faux (32)......      151,756
     1,865   Vivendi Universal (22).............      122,853
                                                  -----------
                                                    1,482,304
                                                  -----------
             GERMANY (10.9%)
       250   Adidas-Salomon AG (10).............       15,223
       365   Allinaz AG (19)....................      137,882
       900   Babcock Borsig AG (5)..............       43,132
     4,302   Deutsche Post AG (31)..............       92,616
     3,512   Dresdner Bank AG (4)...............      153,461
     1,135   Ergo Versicherungs Gruppe (19).....      184,515
     1,343   Henkel Kgaa-Vorzug Pfd. (7)........       87,079
       655   Munchener Rueckversicherungs
              (19)..............................      236,353
     3,445   Schering AG (23)...................      195,531
     2,200   Wella AG-PFD (10)..................       93,651
                                                  -----------
                                                    1,239,443
                                                  -----------
             CANADA (6.8%)
       500   Anderson Exploration Ltd. (12).....       11,350
     3,847   Bonbardier Inc. CL B (21)..........       59,374
       389   *C-MAC Industries Inc. (11)........       17,376
     3,797   *Descartes Systems Group Inc.
              (9)...............................       89,865
     3,811   Manulife Financial Corp. (19)......      119,288
     8,525   *Mosaic Group Inc. (9).............       55,130
     5,866   *Nortel Networks Corp. (29)........      188,696
     3,650   *Quebecor World (22)...............       91,496
     3,723   *Talisman Energy Inc. (12).........      138,128
                                                  -----------
                                                      770,703
                                                  -----------
             HONG KONG (4.5%)
    23,000   Cathay Pacific Airway (31).........       42,463
     2,229   China Mobile Ltd. ADR (29).........       60,462
    96,000   Comupter & Technology Hldgs. (9)...       52,002
    16,400   Dam Sing Financial Group (4).......       88,311
   204,000   First Pacific Co. (14).............       58,195
    37,100   MTR Corp. (31).....................       64,927
    10,500   Television Broadcasts Ltd. (22)....       55,194
    23,500   Wing Hang Bank Ltd. (4)............       84,965
                                                  -----------
                                                      506,519
                                                  -----------
             DENMARK (4.2%)
     1,342   Carlsberg A/S CL B (15)............       79,123
     7,048   GN Store Nord AS (29)..............      123,420
     3,140   Novozymes A/S CL B (7).............       62,897
     1,148   Novo Nordisk A/S CL B (23).........      206,093
                                                  -----------
                                                      471,533
                                                  -----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             NETHERLANDS (3.3%)
     4,126   KLM-Konin Luchtvaart Mattschappis
              (31)..............................  $    94,991
     2,329   Koninklijke (Royal) Philips
              Electronis (11)...................       85,416
     1,772   Unilever (15)......................      112,231
       981   Van Der Moolen Holdings (14).......       84,072
                                                  -----------
                                                      376,710
                                                  -----------
             SWITZERLAND (2.9%)
       519   ABB Ltd. (28)......................       55,388
       115   Clariant AG (7)....................       41,277
        37   Nestle SA (15).....................       86,403
       251   Zurich Financial Services (19).....      151,496
                                                  -----------
                                                      334,564
                                                  -----------
             SPAIN (2.6%)
     5,691   Altadis SA (10)....................       88,239
     2,741   Corporacion Mapfre (19)............       52,287
     9,331   Telefonica SA (29).................      154,323
                                                  -----------
                                                      294,849
                                                  -----------
             AUSTRALIA (1.7%)
     6,300   Broken Hill Property Co. Ltd.
              (33)..............................       66,548
     2,100   News Corp. Ltd. ADR (22)...........       67,725
     7,796   News Corp. Ltd. (22)...............       60,820
                                                  -----------
                                                      195,093
                                                  -----------
             SWEDEN (1.7%)
    10,430   Ericsson LM-B (29).................      118,736
    12,518   *Readsoft AB (9)...................       71,584
                                                  -----------
                                                      190,320
                                                  -----------
             IRELAND (1.1%)
     2,750   Elan Corp. PLC ADR (23)............      128,734
                                                  -----------
             MEXICO (1.1%)
     2,850   *Telefonos De Mexico-SP ADR (29)...      128,606
                                                  -----------
             NORWAY (1.1%)
     4,700   *Petroleum Geo Services ADR (12)...       62,569
     1,200   Smedvig ASA-A Shares (12)..........       11,465
     6,100   Smedvig ASA-B Shares (12)..........       49,260
                                                  -----------
                                                      123,294
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SINGAPORE & MALAYSIA (0.8%)
    11,500   United Overseas Bank (4)...........  $    86,217
                                                  -----------
             ISRAEL (0.6%)
       931   Card-Guard Scientific Survival
              (23)..............................       60,391
       600   Geo Interactive Meida Group (9)....        6,564
                                                  -----------
                                                       66,955
                                                  -----------
             SOUTH KOREA (0.4%)
       260   *SK Telecom (29)...................       52,000
                                                  -----------
             TAIWAN (0.4%)
     3,000   *Taiwan Semiconductor ADR (11).....       51,750
                                                  -----------
             PORTUGAL (0.0%)
       445   Portugal Telecom SGPS SA (29)......        4,078
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (94.0%)
              (COST $10,693,375)................  $10,665,755
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (6.2%)
$711,000   State Street Bank 6.00% due 01/02/01
            repurchase price $711,468
            collateralized by U.S. Treasury Bond
            due 02/15/26 (Cost $711,000)........  $   711,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (6.2%)
            (COST $711,000).....................  $   711,000
                                                  -----------
           TOTAL HOLDINGS (100.2%) (COST
            $11,404,375) (a)....................  $11,376,755
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.2%).................      (24,387)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $11,352,368
                                                  ===========

---------------

  *  Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
(a)  Also represents cost for Federal income tax purposes.

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $11,404,375).............  $11,376,755
  Unrealized gain on forward currency
    contracts (note 5)......................       16,179
  Receivable for securities sold............      391,351
  Due from investment advisor...............        2,965
  Dividends & accrued interest receivable...       57,690
  Other.....................................        2,956
                                              -----------
    Total assets............................   11,847,896
                                              -----------
Liabilities:
  Cash overdraft............................      123,218
  Unrealized gain on forward currency
    contracts (note 5)......................       36,588
  Payable for securities purchased..........      240,455
  Accrued 12b-1 fees (note 6)...............        8,351
  Other accrued expenses....................       48,725
  Dividends payable.........................       38,191
                                              -----------
    Total liabilities.......................      495,528
                                              -----------
Net assets at market value..................  $11,352,368
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $     1,105
  Paid-in capital in excess of par value....   12,844,453
  Accumulated undistributed net realized
    loss on investments (note 1)............     (468,775)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................      (27,620)
    Foreign currency related transactions...      (20,409)
    Forward currency contracts (note 5).....        2,894
  Accumulated net investment loss...........     (979,280)
                                              -----------
Net assets at market value..................  $11,352,368
                                              ===========
Shares outstanding..........................    1,104,521
Net asset value per share...................  $     10.82
                                              ===========
Maximum offering price per share
  ($10.28/95%)..............................  $     10.82
                                              ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest...................................  $    16,767
  Dividends (net of $6,708 foreign taxes
    withheld)................................       25,769
                                               -----------
    Total investment income..................       42,536
                                               -----------
Expenses:
  Management fees (note 3)...................       55,544
  12b-1 fees (note 6)........................       16,337
  Custodian fees (note 3)....................       50,520
  Directors' fees (note 3)...................        1,519
  Professional fees..........................        4,262
  Transfer agent & accounting fees...........       22,065
  Filing fees................................        9,136
  Printing, proxy and postage fees...........        3,381
  Other......................................        7,180
                                               -----------
    Total expenses...........................      169,944
                                               -----------
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (31,734)
                                               -----------
    Net expenses.............................      138,210
                                               -----------
    Net investment loss......................      (95,674)
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from:
    Investments..............................     (541,914)
    Foreign currency related transactions....      (77,227)
  Net increase (decrease) in unrealized
    appreciation on:
    Investments..............................   (1,885,251)
    Foreign currency related transactions....        9,305
                                               -----------
         Net loss on investments.............   (2,495,087)
                                               -----------
         Net decrease in net assets from
           operations........................  $(2,590,761)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                 SIX MONTHS
                                                                    ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    JUNE 30, 2000
                                                              -----------------    -------------
From operations:
  Net investment loss.......................................     $   (95,674)       $  (159,256)
  Realized gain (loss) on investments and foreign currency
    related transactions....................................        (619,141)         4,749,671
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................      (1,875,946)         1,567,476
                                                                 -----------        -----------
      Net increase (decrease) in assets from operations.....      (2,590,761)         6,157,891
                                                                 -----------        -----------
Dividend and distribution to shareholders:
  Dividends paid from net realized gains....................      (3,502,201)                 0
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................         127,341            503,247
  Received from merger (note 7).............................               0          3,615,625
  Received from dividends reinvested........................       3,370,733                  0
  Paid for shares redeemed..................................        (680,875)        (2,537,193)
                                                                 -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       2,817,199          1,581,679
                                                                 -----------        -----------
         Increase (decrease) in net assets..................      (3,275,763)         7,739,570
Net assets:
  Beginning of period.......................................      14,628,131          6,888,561
                                                                 -----------        -----------
  End of period.............................................     $11,352,368        $14,628,131
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                 SIX MONTHS                YEARS ENDED JUNE 30,
                                                                    ENDED          -------------------------------------
                                                              DECEMBER 31, 2000     2000       1999      1998      1997
                                                              -----------------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................       $ 18.12         $ 10.82    $12.92    $15.45    $14.47
Income (loss) from investment operations:
  Net investment income (loss)..............................         (0.13)          (0.22)    (0.04)     0.12      0.14
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................         (2.91)           7.52     (1.74)    (0.63)     1.92
                                                                   -------         -------    ------    ------    ------
    Total income (loss) from investment operations..........         (3.04)           7.30     (1.78)    (0.51)     2.06
                                                                   -------         -------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................          0.00            0.00      0.00     (0.12)    (0.15)
  Distributions from net realized capital gains and foreign
    currency transactions...................................         (4.80)           0.00     (0.32)    (1.90)    (0.93)
                                                                   -------         -------    ------    ------    ------
    Total distributions.....................................         (4.80)           0.00     (0.32)    (2.02)    (1.08)
                                                                   -------         -------    ------    ------    ------
Net asset value, end of period..............................       $ 10.28         $ 18.12    $10.82    $12.92    $15.45
                                                                   =======         =======    ======    ======    ======
Total return................................................        (18.10)%(b)      67.47%   (13.90)%   (4.84)%   14.76%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................          2.09%(a)        2.04%     2.13%     2.10%     1.87%
  Net investment income (loss)..............................         (1.45)%(a)      (1.31)%   (0.32)%    0.85%     0.99%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................          2.58%(a)        2.42%     2.56%     2.20%     1.98%
Portfolio turnover rate.....................................           146%            234%      217%       12%        9%
Net assets at end of period (millions)......................       $  11.4         $  14.6    $  6.9    $ 14.6    $ 19.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (16.40)%        (20.57)%
Three-year                   22.41%          20.34%
Since inception
  (11/1/96)                  13.56%          10.38%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The One Fund Core Growth Portfolio returned -34.11% for the 4(th) quarter 2000 and -16.40% for the year ending December 31, 2000. This compares with the Russell 3000 Index returns of -9.01% and -7.46% over the same periods respectively.

A series of interrelated factors joined forces against the stock market in the fourth quarter. The predominant theme weighing on the market was the dramatic slowdown of the economy. After months of wondering whether the Federal Reserve's program of interest rates was producing the desired effect, investors were abruptly hit with signs that the economy was not only slower, but was perhaps growing well below potential. As consumer confidence slumped, investors speculated that the Fed may have applied the brakes too hard by their moves throughout the year. Surrounded by the resulting slower business environment, technology sector fundamentals deteriorated dramatically in the 4(th) quarter, the exact opposite of how they entered the year. Finally, these events conspired to drive investors away from sectors with the risk characteristics of high growth to those sectors that are typically more economically insensitive and risk averse, like utilities and health care. As investors adopted more defensive investment positions, the market reaction to growth stocks was quick and brutal, evidenced by the Nasdaq Composite Index's 32.74% decline for the quarter, bringing the full year down by 38.97%.

An overweighted position in the energy sector contributed positive returns to the Fund's 2000 performance. Energy stocks enjoyed a strong year, as commodity prices for both oil and gas rose dramatically. Security selection in the industrial sector also worked in the Fund's favor. Security selection in the technology and consumer cyclical sectors had the greatest negative impact on results.

 CHANGE IN VALUE OF $10,000 INVESTMENT        [LINE GRAPH]

                                                              CORE GROWTH PORTFOLIO (WITH MAX.
                                                                  SALES CHARGE) (COMMENCED
                                                                OPERATIONS NOVEMBER 1, 1995)            RUSSELL 3000 INDEX
                                                              --------------------------------          ------------------
11/96                                                                      9500.00                           10000.00
'96                                                                        9389.80                           10614.00
                                                                           9359.80                           12499.00
'97                                                                        8789.70                           13977.70
                                                                          10061.60                           16075.70
'98                                                                        9387.50                           17313.60
                                                                          11513.80                           19280.40
'99                                                                       19293.60                           23308.10
                                                                          23260.40                           23529.50
'00                                                                       16131.10                           21560.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Brocade Communications                    5.5
 2.  Mettler-Toledo International              3.7
 3.  Applie Micro                              3.5
 4.  Pharmaceutical - CL A                     2.9
 5.  Bea Systems                               2.6
 6.  Emulex Corporation                        2.5
 7.  Inhale Therapeutics                       2.2
 8.  OSI Pharmaceuticals                       2.1
 9.  Medicis                                   2.1
10.  Checkpoint Software                       2.1

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Computer & Related                       10.7
 2.  Oil, Energy & Natural Gas                10.1
 3.  Network Products                          8.8
 4.  Medical & Drugs                           7.9
 5.  Medical & Related                         7.0

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
         ADVERTISING (1.8%)
3,600    *Getty Images Inc. ....................  $  115,200
                                                  ----------
         AUDIO VIDEO (0.9%)
1,800    *Polycom Inc. .........................      57,937
                                                  ----------
         BUSINESS SERVICES (0.6%)
1,000    *Acxiom Corp. .........................      38,937
                                                  ----------
         COMPUTER & RELATED (10.7%)
2,500    *Bea Systems Inc. .....................     168,281
3,800    *Brocade Comm. Systems ................     348,887
3,600    *Citrix Systems Inc. ..................      81,000
  900    *Mercury Interactive Corp. ............      81,225
                                                  ----------
                                                     679,393
                                                  ----------
         COMPUTER SOFTWARE (2.1%)
1,600    *Micromuse Inc. .......................      96,575
1,300    *Quest Software Inc. ..................      36,481
                                                  ----------
                                                     133,056
                                                  ----------
         ELECTRONICS/SEMICONDUCTORS (6.2%)
2,399    *Applied Micro Circuits ...............     180,037
2,400    *Credence Systems Corp. ...............      55,200
2,200    *Globalspan Inc. ......................      60,500
  400    *Transwitch Corp. .....................      15,650
1,900    *Triqunit Semiconductor ...............      83,006
                                                  ----------
                                                     394,393
                                                  ----------
         FIBER OPTICS (6.2%)
1,100    *Avanex Corp. .........................      65,519
2,600    *C-Cor.Net Corp. ......................      25,269
5,100    *Finisar Corp. ........................     147,900
  800    *Luminent Inc. ........................       4,812
4,000    *Metromedia Fiber Network .............      40,500
5,300    *MRV Communications ...................      70,888
  400    *New Focus Inc. .......................      13,900
1,500    *Oplink Communication Inc. ............      26,906
                                                  ----------
                                                     395,694
                                                  ----------
         INSTRUMENTS/CONTROL (6.2%)
1,900    *Applied Power Inc. CL A ..............      64,125
3,700    *Mettler-Toldeo Intl. .................     201,188
1,600    Newport Corp. .........................     125,775
                                                  ----------
                                                     391,088
                                                  ----------
         INTERNET SOFTWARE (2.7%)
  300    *Agile Software .......................      14,813
2,700    *At Road Inc. .........................       6,075
  400    *Cacheflow Inc. .......................       6,825
  600    *Centillium Communications ............      13,350
2,500    *Commerce One Inc. ....................      63,281
4,300    *Niku Corp. ...........................      31,444
4,900    *Vitria Technology Inc. ...............      37,975
                                                  ----------
                                                     173,763
                                                  ----------
         INTERNET & RELATED (4.9%)
2,000    *Ariba Inc. ...........................     107,500
9,700    *Infospace.com ........................      85,784
1,590    *Verisign Inc. ........................     117,958
                                                  ----------
                                                     311,242
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
         MEDICAL-DRUGS (7.9%)
1,900    *Andrx Corp. ..........................  $  109,962
2,800    *Celgene Corp. ........................      91,000
2,300    *Medics Pharmaceutical ................     135,988
1,700    *OSI Pharmaceuticals ..................     136,213
  800    *Techne Corp. .........................      28,850
                                                  ----------
                                                     502,013
                                                  ----------
         MEDICAL & RELATED (7.9%)
3,100    Biomet Inc. ...........................     123,031
1,900    *Cytyc Corp. ..........................     118,869
1,408    *Genzyme Corp. ........................     125,913
2,700    *Inhale Therapeutics ..................     136,350
                                                  ----------
                                                     504,163
                                                  ----------
         NETWORK PRODUCTS (8.8%)
2,000    *Emulex Corp. .........................     159,875
3,200    *Extreme Networks Inc. ................     125,200
1,000    *Juniper Networks Inc. ................     126,063
2,700    *Redback Networks .....................     110,700
  900    *ONI Systems Corp. ....................      35,606
                                                  ----------
                                                     557,444
                                                  ----------
         OIL, ENERGY & NATURAL GAS (9.9%)
1,300    *BJ Services Co. ......................      89,538
1,600    *Cooper Cameron Corp. .................     105,700
1,400    Diamond Offshore Drilling .............      56,000
4,900    Ensco International ...................     166,906
3,300    EOG Resources Inc. ....................     180,469
1,000    *Global Marine Inc. ...................      28,375
                                                  ----------
                                                     626,988
                                                  ----------
         RETAIL (2.0%)
1,300    RadioShack Corp. ......................      55,656
2,200    Tiffany & Co. .........................      69,575
                                                  ----------
                                                     125,231
                                                  ----------
         TELECOMMUNICATIONS & WIRELESS (4.4%)
1,300    *Advanced Fibre Communications ........      23,481
  700    *Comverse Tech I ......................      76,038
1,300    *Ditech Communications Corp. ..........      20,881
1,800    *Natural Microsystems Corp. ...........      17,775
3,400    *RF Microdeveces ......................      93,287
1,300    *Tekelec ..............................      39,000
                                                  ----------
                                                     270,462
                                                  ----------
         TOTAL U.S. COMMON STOCK (83.2%)
          (COST $5,827,260) ....................  $5,277,004
                                                  ----------

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             ISRAEL (5.4%)
             COMPUTER & RELATED (2.1%)
     1,000   *Check Point Software...............  $  133,563
             MEDICAL-DRUGS (2.9%)
     2,500   Teva Pharmaceutical.................     183,125
             TELECOMMUNICATIONS (0.4%)
     1,900   *Audiocodes Ltd. ...................      25,769
                                                   ----------
             TOTAL ISRAEL........................     342,457
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             IRELAND (0.8%)
             EDUCATIONAL SOFTWARE (0.8%)
     1,400   *Smartforce PLC SP ADR..............  $   52,588
                                                   ----------
             TOTAL FOREIGN COMMON STOCK (6.2%)
              (COST $321,809)....................  $  395,045
                                                   ----------
             TOTAL COMMON STOCK (89.4%)
              (COST $6,149,069)..................  $5,672,049
                                                   ----------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (19.5%)
$1,240,000   Firstar 4.250% 01/02/01 repurchase
              price $1,240,577 collateralized by
              FHLMC certificates due 06-05-06
              (cost $1,240,000)..................  $1,240,000
                                                   ----------
             TOTAL SHORT-TERM NOTES (19.5%)
              (COST $1,240,000)..................  $1,240,000
                                                   ----------
             TOTAL HOLDINGS (108.9%)
              (COST $7,389,069) (a)..............  $6,912,049
                                                   ----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-8.9%)................    (565,836)
                                                   ----------
             TOTAL NET ASSETS (100.0%)...........  $6,346,213
                                                   ==========

---------------

*  Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $7,389,069)...............  $6,912,049
  Cash in bank...............................         673
  Receivable for securities sold.............     101,687
  Receivable from advisor....................       2,312
  Dividends and accrued interest
    receivable...............................         615
  Other......................................       3,715
                                               ----------
    Total assets.............................   7,021,051
                                               ----------
Liabilities:
  Payable for securities purchased...........     648,225
  Payable for investment management services
    (note 3).................................       4,969
  Accrued 12b-1 fees (note 6)................       4,764
  Other accrued expenses.....................      16,880
                                               ----------
    Total liabilities........................     674,838
                                               ----------
Net assets at market value...................  $6,346,213
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      924
  Paid-in capital in excess of par value.....   6,891,086
  Accumulated net realized loss on
    investments..............................     (68,777)
  Net unrealized depreciation on
    investments..............................    (477,020)
                                               ----------
Net assets at market value...................  $6,346,213
                                               ==========
Shares outstanding...........................     715,346
Net asset value per share....................  $     8.87
                                               ==========
Maximum offering price per share
  ($8.87/95%)................................  $     9.34
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest...................................  $    14,883
  Dividends..................................        1,988
                                               -----------
    Total investment income..................       16,871
                                               -----------
Expenses:
  Management fees (note 3)...................       39,363
  12b-1 fees (note 6)........................       10,359
  Custodian fees (note 3)....................        2,519
  Directors' fees (note 3)...................          907
  Professional fees..........................        3,148
  Transfer agent & accounting fees...........       18,224
  Filing fees................................        5,451
  Printing, proxy and postage fees...........        2,017
  Other......................................          486
                                               -----------
    Total expenses...........................       82,474
                                               -----------
    Net investment loss......................      (65,603)
                                               -----------
Realized & unrealized loss on investments:
  Net realized loss from investments.........       (4,772)
  Net increase in unrealized depreciation on
    investments..............................   (2,704,854)
                                               -----------
      Net loss on investments................   (2,709,626)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(2,775,229)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED            YEAR ENDED
                                                              DECEMBER 31, 2000     JUNE 30, 2000
                                                              -----------------     -------------
                                                                 (UNAUDITED)
From operations:
  Net investment loss.......................................     $   (65,603)        $  (118,014)
  Realized gain (loss) on investments.......................          (4,772)          3,659,823
  Unrealized gain (loss) on investments.....................      (2,704,854)          1,057,317
                                                                 -----------         -----------
      Net increase (decrease) in assets from operations.....      (2,775,229)          4,599,126
                                                                 -----------         -----------
Dividend and distribution to shareholders:
  Capital gains distributions...............................      (2,534,249)         (1,154,380)
                                                                 -----------         -----------
From capital share transactions (note 4):
  Received from shares sold.................................         334,479             966,087
  Received from dividends reinvested........................       2,527,873             379,135
  Paid for shares redeemed..................................         (77,321)           (474,588)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
       transactions.........................................       2,785,031             870,634
                                                                 -----------         -----------
         Increase (decrease) in net assets..................      (2,524,447)          4,315,380
Net assets:
  Beginning of period.......................................       8,870,660           4,555,280
                                                                 -----------         -----------
  End of period.............................................     $ 6,346,213         $ 8,870,660
                                                                 ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                           SIX MONTHS             YEARS ENDED JUNE 30,         NOVEMBER 1, 1996
                                                              ENDED           ----------------------------            TO
                                                        DECEMBER 31, 2000      2000       1999       1998       JUNE 30, 1997
                                                        -----------------     ------     ------     ------     ----------------
                                                           (UNAUDITED)
Per share data:
Net asset value, beginning of period..................       $20.78           $12.13     $10.60     $ 9.86          $10.00
Income (loss) from investment operations:
  Net investment loss.................................        (0.15)           (0.30)     (0.18)     (0.16)          (0.08)
  Net realized & unrealized gain (loss) on
    investments.......................................        (5.95)           11.86       1.71       0.90           (0.06)
                                                             ------           ------     ------     ------          ------
    Total income (loss) from investment operations....        (6.10)           11.56       1.53       0.74           (0.14)
                                                             ------           ------     ------     ------          ------
Less distributions:
  Distributions from net realized capital gains.......        (5.81)           (2.91)      0.00       0.00            0.00
                                                             ------           ------     ------     ------          ------
Net asset value, end of period........................       $ 8.87           $20.78     $12.13     $10.60          $ 9.86
                                                             ======           ======     ======     ======          ======
Total return..........................................       (40.28)%(b)      102.02%     14.43%      7.51%          (1.40)%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses............................................         2.00%(a)         2.00%      1.98%      2.06%           1.35%(a)
  Net investment loss.................................        (1.59)%(a)       (1.82)%    (1.81)%    (1.65)%         (0.87)%(a)
Ratios assuming no fees waived or reimbursed by
  advisor:
  Expenses............................................         2.00%(a)         2.00%      2.42%      2.12%           1.40%(a)
Portfolio turnover rate...............................           58%             247%       148%       116%             80%
Net assets at end of period (millions)................       $  6.3           $  8.9     $  4.6     $  5.3          $  5.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Core Growth Portfolio, but it may use that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (12.78)%        (17.14)%
Since inception
  (12/15/99)                 (7.30)%        (12.25)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The ONE Fund S&P 500 Index Portfolio returned -12.78% in the year 2000 compared to -9.10% for the S&P 500 Index. Concerns about slowing economic growth and earnings not meeting expectations caused P/E multiples to decline. This was especially true for technology, which was the worst performing sector returning -41%. Excluding the technology sector, the S&P 500 Index would have returned a positive 6.5%. Technology peaked at an index weight of 35% on March 8 but ended the year at only 21%. The market also showed a significant shift in market breadth. As of our second quarter report, only five of the S&P 500 companies needed to be held according to their weights to match the index returns for the year. However, by year end 62% of S&P 500 stocks outperformed the index and 55% achieved a positive total return. We believe this increased market breadth combined with the Federal Reserve lowering borrowing rates will lead to strong returns for the S&P 500 in 2001.

 CHANGE IN VALUE OF $10,000 INVESTMENT     [LINE GRAPH]

                        S&P 500 INDEX PORTFOLIO (WITH MAX.
                             SALES CHARGE) (COMMENCED
                          OPERATIONS DECEMBER 15, 1999)           S&P 500 INDEX
                        ----------------------------------        -------------
12/99                                 9500.00                        10000.00
'99                                  10060.50                        10400.00
                                      9831.10                        10355.30
'00                                   8775.30                         9452.30

 TOP 10 STOCKS AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  S&P 500 Depositary                        4.0
 2.  American Express Co.                      2.9
 3.  General Electric Co                       2.3
 4.  Royal Dutch Petro                         2.0
 5.  Cisco Systems                             1.9
 6.  SBC Communications                        1.9
 7.  Microsoft Corp                            1.7
 8.  Qualcom                                   1.6
 9.  Target Corp                               1.6
10.  Citigroup, Inc.                           1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000

                                         % of Portfolio
 1.  Financial Services                        5.9
 2.  Medical & Related                         4.2
 3.  Oil, Energy and Natural Gas               4.0
 4.  Electrical Equipment                      3.9
 5.  Computer & Related                        3.8

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                     MARKET
 SHARES                COMMON STOCKS                 VALUE
-------------------------------------------------------------
           AEROSPACE (1.1%)
     800   Boeing Co. ...........................  $   52,800
                                                   ----------
           AUTOMOTIVE & RELATED (0.6%)
   1,223   Ford Motor Corp. .....................      28,664
      91   Visteon Corp. ........................       1,047
                                                   ----------
                                                       29,711
                                                   ----------
           BANKING (3.5%)
   1,700   Bank One Corp. .......................      62,263
   1,100   Chase Manhattan.......................      49,981
   1,700   Fleet Boston Financial Corp. .........      63,856
                                                   ----------
                                                      176,100
                                                   ----------
           CHEMICALS (0.4%)
     500   Du Pont (E.I.) De Nemours.............      24,156
                                                   ----------
           COMMUNICATIONS (3.6%)
      41   *Avaya................................         423
   1,000   *Qualcomm Inc. .......................      82,187
   2,000   SBC Communications Inc. ..............      95,500
                                                   ----------
                                                      178,110
                                                   ----------
           COMPUTER & RELATED (3.8%)
   2,500   *Cisco Systems Inc. ..................      95,625
   1,500   *Dell Computer Corp. .................      26,156
     800   Intl. Business Machines...............      68,000
                                                   ----------
                                                      189,781
                                                   ----------
           COMPUTER SOFTWARE (3.5%)
   1,000   Computer Associates Intl. Inc. .......      19,500
   2,000   *Microsoft Corp. .....................      87,000
   2,400   *Oracle Corp. ........................      69,750
                                                   ----------
                                                      176,250
                                                   ----------
           CONSUMER PRODUCTS (1.8%)
     800   Philip Morris Co. Inc. ...............      35,200
     700   Procter & Gamble Co. .................      54,906
                                                   ----------
                                                       90,106
                                                   ----------
           DRUGS (2.5%)
   1,375   Pfizer Inc. ..........................      63,250
   1,000   Pharmacia Corp. ......................      61,000
                                                   ----------
                                                      124,250
                                                   ----------
           ELECTRICAL EQUIPMENT (3.9%)
   1,800   Edison Intl...........................      28,125
     550   Emerson Electric Co. .................      43,347
   2,400   General Electric Co. .................     115,050
     550   Thomas & Betts Corp. .................       8,903
                                                   ----------
                                                      195,425
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (1.9%)
     650   *Applied Materials Inc. ..............      24,822
   2,300   Intel Corp. ..........................      69,575
                                                   ----------
                                                       94,397
                                                   ----------
           ENTERTAINMENT & LEISURE (1.3%)
   2,200   The Walt Disney Co. ..................      63,663
                                                   ----------

                                                     MARKET
 SHARES                COMMON STOCKS                 VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (5.9%)
   2,700   American Express Co. .................  $  148,331
   1,546   Citigroup Inc. .......................      78,947
   1,000   Lehman Bros. Holdings Inc. ...........      67,625
                                                   ----------
                                                      294,903
                                                   ----------
           FOOD & RELATED (2.7%)
     500   Campbell Soup Co. ....................      17,312
   1,000   Coca-Cola Co. ........................      60,938
     800   *Kroger Co. ..........................      21,650
   1,500   Sara Lee Corp. .......................      36,844
                                                   ----------
                                                      136,744
                                                   ----------
           HEALTH CARE PRODUCTS (2.3%)
   1,100   Johnson & Johnson.....................     115,569
                                                   ----------
           INSURANCE SERVICES (1.5%)
     750   American Intl. Group..................      73,922
                                                   ----------
           INTERNET SOFTWARE (0.4%)
     500   *America Online Inc. .................      17,400
                                                   ----------
           MACHINERY (0.2%)
     200   Ingersoll-Rand Co. ...................       8,375
                                                   ----------
           MANUFACTURING (1.4%)
   1,250   Tyco Intl. Ltd. ......................      69,375
                                                   ----------
           MEDICAL & RELATED (4.2%)
     600   *Amgen Inc. ..........................      38,362
   1,800   *Boston Scientific Corp. .............      24,638
     650   Merck & Co. Inc. .....................      60,856
   1,500   Schering-Plough Corp. ................      85,125
                                                   ----------
                                                      208,981
                                                   ----------
           OFFICE EQUIPMENT (0.0%)
     300   Xerox Co. ............................       1,387
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.0%)
     800   Exxon Mobil Corp. ....................      69,550
   1,700   Royal Dutch Petroleum.................     102,956
   1,000   USX-Marathon Group....................      27,750
                                                   ----------
                                                      200,256
                                                   ----------
           RESTAURANTS (0.5%)
     700   McDonalds Corp. ......................      23,800
                                                   ----------
           RETAIL (3.2%)
     300   GAP Inc. .............................       7,650
   1,200   Home Depot Inc. ......................      54,825
   2,600   Target Corp. .........................      83,850
     200   Wal Mart Stores.......................      10,625
                                                   ----------
                                                      156,950
                                                   ----------
           TELECOMMUNICATIONS EQUIPMENT (1.9%)
   1,900   AT&T Corp. ...........................  $   32,894
     850   Lucent Technologies Inc. .............      11,475
   1,250   *MCI Worldcom Inc. ...................      17,500

                                                                     (continued)

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2000 (UNAUDITED)

                                                     MARKET
 SHARES                COMMON STOCKS                 VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
     500   Motorola Inc. ........................  $   10,125
     700   Nortel Networks Corp. ................      22,444
                                                   ----------
                                                       94,438
                                                   ----------
           TOTAL COMMON STOCKS (56.1%)
            (COST $3,066,592)....................  $2,796,849
                                                   ----------

                                                     MARKET
 SHARES             DEPOSITORY RECEIPTS              VALUE
-------------------------------------------------------------
   1,525   S&P 500 Depository Receipt............  $  200,061
                                                   ----------
           TOTAL DEPOSITORY RECEIPTS (4.0%)
            (COST $224,296)......................  $  200,061
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (8.8%)
$198,000   Ford Motor Credit Corp. 6.410%
            01/11/01.............................  $  197,647
 240,000   General Motors Acceptance 6.510%
            01/08/01.............................     239,696
                                                   ----------
                                                      437,343
                                                   ----------
           FINANCIAL SERVICES (16.3%)
 235,000   American General Finance 6.550%
            01/02/01.............................     234,957
 142,000   CIT Group 6.550% 01/04/01.............     141,923
 200,000   Heller Financial 6.500% 01/10/01......     199,675
 243,000   New Center Asset Trust 6.530%
            01/09/01.............................     242,647
                                                   ----------
                                                      819,202
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           INSURANCE SERVICES (2.9%)
$143,000   Prudential Funding 6.410% 01/03/01....  $  142,949
                                                   ----------
           MACHINERY (2.7%)
 136,000   John Deere Capital Corp. 6.380%
            01/12/01.............................     135,735
                                                   ----------
           RETAIL (4.1%)
 203,000   Sears Roebuck Acceptance Corp. 6.350%
            01/05/01.............................     202,857
                                                   ----------
           TOTAL SHORT-TERM NOTES (34.8%)
            (COST $1,738,086) (a)................  $1,738,086
                                                   ----------
           TOTAL HOLDINGS (94.9%)
            (COST $5,028,974) (b)................  $4,734,996
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (5.1%)...............................     253,838
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,988,834
                                                   ==========

---------------

(a) The short-term notes are pledged as collateral for the S&P 500 Futures Contracts.

(b) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $5,028,974)...............  $4,734,996
  Cash in bank...............................         279
  Receivable for fund share sold.............          35
  Variation margins on futures contracts
    (note 1).................................     276,395
  Dividends and accrued interest
    receivable...............................       3,112
                                               ----------
    Total assets.............................   5,014,817
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................         886
  Accrued 12b-1 fees (note 6)................       3,247
  Other accrued expenses.....................      21,520
  Dividends payable..........................         330
                                               ----------
    Total liabilities........................      25,983
                                               ----------
Net assets at market value...................  $4,988,834
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      561
  Paid-in capital in excess of par value.....   5,596,504
  Accumulated net realized loss on
    investments (note 1).....................    (272,943)
  Net unrealized depreciation on:
    Investments (note 1).....................    (293,978)
    Futures contracts (note 1)...............     (42,225)
  Undistributed net investment income........         915
                                               ----------
Net assets at market value...................  $4,988,834
                                               ==========
Shares outstanding...........................     560,883
Net asset value per share....................  $     8.89
                                               ==========
Maximum offering price per share
  ($8.89/95%)................................  $     9.36
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2000 (Unaudited)

Investment income:
  Interest...................................  $  18,505
  Dividends..................................     55,205
                                               ---------
    Total investment income..................     73,710
                                               ---------
Expenses:
  Management fees (note 3)...................     10,862
  12b-1 fees (note 6)........................      6,789
  Custodian fees (note 3)....................      2,524
  Directors' fees (note 3)...................        755
  Professional fees..........................      2,873
  Transfer agent & accounting fees...........     16,277
  Filing fees................................      4,543
  Printing, proxy and postage fees...........      1,681
  Other......................................        413
                                               ---------
    Total expenses...........................     46,717
                                               ---------
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (1,821)
                                               ---------
      Net expenses...........................     44,896
                                               ---------
    Net investment gain......................     28,814
                                               ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments..............................     47,229
    Futures contracts........................   (266,389)
  Net increase in unrealized depreciation on:
    Investments..............................   (396,826)
    Futures contracts........................     (5,725)
                                               ---------
      Net loss on investments................   (621,711)
                                               ---------
      Net decrease in net assets from
         operations..........................  $(592,897)
                                               =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO
 STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED           DECEMBER 15, 1999
                                                              DECEMBER 31, 2000     TO JUNE 30, 2000
                                                              -----------------     -----------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $   28,814            $   16,417
  Realized gain (loss) on investments and futures
    contracts...............................................       (219,160)               94,939
  Unrealized appreciation (depreciation) on investments.....       (402,551)               66,348
                                                                 ----------            ----------
      Net increase (decrease) in assets from operations.....       (592,897)              177,704
                                                                 ----------            ----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (28,515)              (15,801)
  Capital gains distributions...............................       (148,722)                    0
                                                                 ----------            ----------
      Total dividends and distributions.....................       (177,237)              (15,801)
                                                                 ----------            ----------
From capital share transactions (note 4):
  Received from shares sold.................................         67,786             5,476,759
  Received from dividends reinvested........................        166,446                   815
  Paid for shares redeemed..................................        (14,487)             (100,254)
                                                                 ----------            ----------
      Increase in net assets derived from capital share
       transactions.........................................        219,745             5,377,320
                                                                 ----------            ----------
         Increase (decrease) in net assets..................       (550,389)            5,539,223
Net assets:
  Beginning of period.......................................      5,539,223                     0
                                                                 ----------            ----------
  End of period.............................................     $4,988,834            $5,539,223
                                                                 ==========            ==========
  Includes undistributed net investment income..............     $      914            $      615
                                                                 ==========            ==========

 FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS
                                                                    ENDED           DECEMBER 15, 1999
                                                              DECEMBER 31, 2000     TO JUNE 30, 2000
                                                              -----------------     -----------------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $10.32                $10.00
Income (loss) from investment operations:
  Net investment income.....................................         0.05                  0.03
  Net realized & unrealized gain (loss) on investments......        (1.15)                 0.32
                                                                   ------                ------
    Total income (loss) from investment operations..........        (1.10)                 0.35
                                                                   ------                ------
Less distributions:
  Distributions from net investment income..................        (0.05)                (0.03)
  Distributions from net realized capital gains.............        (0.28)                 0.00
                                                                   ------                ------
    Total distributions.....................................        (0.33)                (0.03)
                                                                   ------                ------
Net asset value, end of period..............................       $ 8.89                $10.32
                                                                   ======                ======
Total return................................................       (10.73)%(b)             3.49%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.67%(a)              1.59%(a)
  Net investment income.....................................         1.07%(a)              0.56%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.73%(a)              1.61%(a)
Portfolio turnover rate.....................................            3%                  247%
Net assets at end of period (millions)......................       $  5.0                $  5.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses for the S&P 500 portfolio, but it may cease that waiver, in whole or in part, without prior written notice.
   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                     December 31, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of eight separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Core Growth Portfolio -- long-term capital appreciation.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight-line basis. For the Money Market and Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   For all but the Money Market portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price at 4:00 p.m. eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International Portfolio, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at December 31, 2000 are as follows:

                                           EXPIRATION   UNDERLYING FACE   UNREALIZED   CASH DEPOSITED AS
   PORTFOLIO           PURCHASED              DATE      AMOUNT AT VALUE   GAIN/LOSS    MARGIN REQUIREMENT
   ---------           ---------           ----------   ---------------   ----------   ------------------
    S&P 500    6 S&P 500 Index Contracts    Mar '01       $2,044,725       ($42,225)        $188,438

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International Portfolio in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International Portfolio are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the International Portfolio is presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   changes in the market price of the investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the International Portfolio: accumulated net investment loss has been decreased by $806,379 resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $806,379. On the statement of assets and liabilities, as a result of temporary book-to-tax differences, accumulated undistributed net realized gain on investments was increased by $16,675 resulting in a reclassification adjustment to Paid-in capital in excess of par of $16,675 for the Core Growth Portfolio. These reclassifications had no effect on net assets or net asset values per share.

   For federal income tax purposes, the Small Cap Portfolio had net capital losses of $128,597 at June 30, 2000. In addition, the Income Portfolio had a capital loss carryover at June 30, 2000. If not offset by subsequent capital gains, $23,310 will expire June 30, 2001 in the Income Portfolio, and $804,516 and $128,597 will expire June 30, 2004 and June 30, 2005 respectively, in the Small Cap Portfolio. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The gross unrealized appreciation and depreciation on investments in each portfolio as of December 31, 2000 were as follows:

                                                                           PORTFOLIO
                                        --------------------------------------------------------------------------------
                                                   INCOME &                              INTER-       CORE      S&P 500
                                         INCOME     GROWTH       GROWTH     SMALL CAP   NATIONAL     GROWTH      INDEX
                                        --------   ---------   ----------   ---------   --------   ----------   --------
   Gross unrealized:
     Appreciation/....................    96,897   2,410,720    2,280,789    930,733     725,973    1,069,762    294,634
     Depreciation.....................  (379,391)   (927,174)  (1,020,931)  (408,047)   (753,593)  (1,546,782)  (588,612)
   Net unrealized:
     Appreciation/....................        --   1,483,546    1,259,858    522,686          --           --         --
     Depreciation.....................  (282,494)         --           --         --     (27,620)    (477,020)  (293,978)

   The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap Portfolio was organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. The S&P 500 Index Portfolio was organized on September 17, 1999 with the commencement of operations on December 15, 1999. The Small Cap Portfolio incurred organizational expenses of approximately $2,610. Such expenses will be charged against operations on a straight-line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Core Growth, and S&P 500 Index Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of December 31, 2000 the additional shares owned were as follows: 8,794,805 shares of the Money Market Portfolio, 508,928 shares of the Income Portfolio, 395,740 shares of the Income & Growth Portfolio, 306,839 shares of the Growth Portfolio, 204,506 shares of the Small Cap Portfolio, 283,677 shares of the International Portfolio, 405,830 shares of the Core Growth Portfolio, and 507,028 shares of the S&P 500 Index Portfolio.

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 2000 to December 31, 2000 were as follows:

                                  MONEY              INCOME &
                                  MARKET    INCOME    GROWTH      GROWTH     SMALL CAP     INT'L      CORE GROWTH   S&P 500
                                 --------   ------   ---------   ---------   ---------   ----------   -----------   -------
   Stocks & Bonds:
     Purchases.................        --       --   3,232,435   4,047,886   1,929,989   17,402,764    4,317,026    111,366
     Sales.....................        --   17,460   3,658,993   4,504,223   1,994,399   17,676,164    4,618,683    463,533
   U.S. Govt. Obligations:
     Purchases.................        --       --          --          --          --           --           --         --
     Sales.....................        --       --          --          --          --           --           --         --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS.

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For assets held in the Money Market, Income, Income & Growth, Growth, Small Cap, and S&P 500 Index Portfolios, the fees are as follows:

                                                                                     PORTFOLIO
                                                               -----------------------------------------------------
                                                               MONEY             INCOME &            SMALL   S&P 500
                                                               MARKET   INCOME    GROWTH    GROWTH    CAP     INDEX
                                                               ------   ------   --------   ------   -----   -------
   First $100 mil............................................   0.30%    0.50%     0.50%     0.50%   0.65%    0.40%
   Next $150 mil.............................................   0.25%    0.40%     0.40%     0.40%   0.55%    0.40%
   Over $250 mil.............................................   0.20%    0.30%     0.30%     0.30%   0.45%    0.40%

   For the International Portfolio, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. After January 1,1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of 0.40% of the fist $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates
   (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the six months ended December 31, 2000 were $11,331, $4,206, $8,745, $8,405 and $2,804 for the Money Market, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their average daily net assets. For the six months ended December 31, 2000, the reimbursement was $306, $3,991, $31,734 and $1,821 for the Income, Small Cap, International and S&P 500 Index Portfolios, respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Funds. The Fund's custodian for those portfolios other than the International Portfolio is Firstar Bank, N.A., 425 Walnut Street Cincinnati, Ohio. The custodian for the International Portfolio is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six months ended December 31, 2000 and fiscal year ended June 30, 2000 were as follows:

                                                            MONEY MARKET              INCOME          INCOME & GROWTH
                                                       ----------------------   ------------------   ------------------
                                                       6 MONTHS       YEAR      6 MONTHS    YEAR     6 MONTHS    YEAR
                                                         ENDED       ENDED       ENDED      ENDED     ENDED      ENDED
                                                       12/31/00     6/30/00     12/31/00   6/30/00   12/31/00   6/30/00
                                                       ---------   ----------   --------   -------   --------   -------
   Capital shares issued on sales....................  7,252,562   15,978,796     1,501      1,659    20,211     61,114
   Capital shares issued in merger...................          0            0         0    658,001         0          0
   Capital shares issued on reinvested dividends.....    223,084      522,996     3,012      6,953   107,931     58,543
   Capital shares redeemed...........................  5,970,475   18,332,581    13,482    696,044    67,452    156,546

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                               GROWTH               SMALL CAP          INTERNATIONAL
                                                       ----------------------   ------------------   ------------------
                                                       6 MONTHS       YEAR      6 MONTHS    YEAR     6 MONTHS    YEAR
                                                         ENDED       ENDED       ENDED      ENDED     ENDED      ENDED
                                                       12/31/00     6/30/00     12/31/00   6/30/00   12/31/00   6/30/00
                                                       ---------   ----------   --------   -------   --------   -------
   Capital shares issued on sales....................     13,116       39,030     5,757     38,683     7,683     64,839
   Capital shares issued in merger...................          0            0         0          0         0    278,375
   Capital shares issued on reinvested dividends.....    163,576       35,660         0          0   330,464          0
   Capital shares redeemed...........................     39,522      110,767    11,206     54,151    41,068    172,374

                                                            CORE GROWTH            S&P 500 INDEX
                                                       ----------------------   -------------------
                                                       6 MONTHS       YEAR      6 MONTHS   12/15/99
                                                         ENDED       ENDED       ENDED        TO
                                                       12/31/00     6/30/00     12/31/00   6/30/00
                                                       ---------   ----------   --------   --------
   Capital shares issued on sales....................     18,514       60,671     6,835    546,501
   Capital shares issued on reinvested dividends.....    274,173       22,554    18,481         79
   Capital shares redeemed...........................      4,263       31,881     1,401      9,612

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ) , the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the six months ended December 31, 2000 were approximately $268, $12,570, $8,547, $2,032, $4,467, $5,190 and $2,592 for the Income, Income &
   Growth, Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other seven portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

   The International Portfolio enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

   As of December 31, 2000, the International Portfolio had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

   SETTLEMENT   CURRENCY TO BE DELIVERED     U.S. $    CURRENCY TO BE RECEIVED    U.S. $        UNREALIZED
     DATES      -------------------------   VALUE AT   -----------------------   VALUE AT   ------------------
    THROUGH      AMOUNT         TYPE        12/31/00   AMOUNT        TYPE        12/31/00    GAIN       LOSS
   ----------   --------   --------------   --------   -------   -------------   --------   -------   --------
   10/05/01     388,000    New Zealand $    $169,866   186,046   U.S. Dollar     $186,046   $16,179   $     --
   10/05/01     206,455    U.S. Dollar       206,455   388,000   New Zealand $    169,866        --    (36,588)
                                            --------                             --------   -------   --------
                                            $376,321                             $355,912   $16,179   $(36,588)
                                            ========                             ========   =======   ========

(6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representa-

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   tives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

(7) PORTFOLIO MERGERS

   Shareholders of the Global Contrarian Portfolio became shareholders of the International Portfolio upon consummation of the planned reorganization on November 3, 1999. The assets and liabilities of the Global Contrarian Portfolio were transferred to the International Portfolio.

                                                                           BEFORE MERGER             AFTER MERGER
                                                                 ---------------------------------   -------------
                                                                 GLOBAL CONTRARIAN   INTERNATIONAL   INTERNATIONAL
                                                                     PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                 -----------------   -------------   -------------
   Shares......................................................        378,510           558,191          836,566
   Net Assets..................................................     $3,615,625        $7,250,029      $10,865,654
   Net Asset Value.............................................     $     9.55        $    12.99      $     12.99
   Unrealized Appreciation.....................................     $  751,181        $1,450,426      $ 2,201,607

   Shareholders of the Tax-Free Income Portfolio became shareholders of the Income Portfolio upon consummation of the planned reorganization on December 3, 1999. The assets and liabilities of the Tax-Free Income Portfolio were transferred to the Income Portfolio.

                                                                           BEFORE MERGER             AFTER MERGER
                                                                 ---------------------------------   -------------
                                                                  TAX-FREE INCOME       INCOME          INCOME
                                                                     PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                 -----------------   -------------   -------------
   Shares......................................................        612,730           638,204          658,011
   Net Assets..................................................     $6,231,363        $6,046,755      $12,278,118
   Net Asset Value.............................................     $    10.17        $     9.47      $      9.47
   Unrealized Appreciation.....................................     $  751,181        $1,450,426      $ 2,201,607

   The reorganized International and Income Portfolios retained their respective investment objectives and financial history.

ONE FUND, INC.

ONE FUND, INC.
POST OFFICE BOX 371
CINCINNATI, OHIO 45201


FORM 5843 REV. 1/01